Posting Supplement No. 238 dated June 7, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 359467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
359467	$13,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 359467. Member loan 359467 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Angus Productions Inc.	Debt-to-income ratio:	24.15%
Length of employment:	2 years 5 months	Location:	Saint Joseph, MO

Home town:	Houston
Current & past employers:	Angus Productions Inc., Sonic Drive-In
Education:	Northwest Missouri State University

This borrower member posted the following loan description, which has not been verified:

I have been paying down my debts using the debt snowball method for the past two years. In that time, my husband and I have paid off both vehicles, one student loan and two credit cards. What I am looking for is a "due date" or an "end date" to the rest of my credit card debt. I know I can do this without this loan, but I'm tired of paying faceless banks.

A credit bureau reported the following information about this borrower member on October 21, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,930.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372817	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372817. Member loan 372817 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	Jones Walker	Debt-to-income ratio:	22.37%
Length of employment:	1 year 6 months	Location:	New Orleans, LA

Home town:	Amityville
Current & past employers:	Jones Walker
Education:	Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. In total I am consolidating 3 credit cards. I prefer to make one monthly payment and avoid the higher interest charges. I have invested money with Lending Club and it's a great service. As a lender as well I can assure you that timely payments will be a priority without question. I am an attorney with a stable job so I will be consistent in making monthly payments. I hope you will consider helping. Feel free to contact me with any questions.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,386.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382113	$11,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382113. Member loan 382113 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Timken	Debt-to-income ratio:	5.80%
Length of employment:	8 months	Location:	WADSWORTH, OH

Home town:
Current & past employers:	Timken
Education:

This borrower member posted the following loan description, which has not been verified:

My student loans were transferred to fixed rates for life except one. I want to transfer this portion to Lending Club. I have never missed a payment and I take pride in my excellent credit score and history. Monthly take home pay: $3,474 Debt: $31,600 Chase [$17.2K @ 4.99% fixed for life] [$10.0K @ 4.99% until March 2010] [$4.4K @ 3.99% fixed for life] $15,500 Bank of America @ 5.99% fixed for life $7,500 Advanta @ 2.99% fixed for life $2,700 Discover @ 0% fixed for life Budget: $1,827 mortgage $1,040 Chase $170 Bank of America $160 Advanta $60 Discover $47 term life insurance policy of $500K My wife's monthly paycheck is $3,100. She pays for utilities, daycare, 529 plans, etc. She has $500 cash leftover each month. We have $60,000 in mutual funds and $11,000 cash in a savings account. Our jobs are stable and safe. We work in the accounting and finance field.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,926.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388347	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388347. Member loan 388347 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,042 / month
Current employer:	Guardian Realty Mgnt	Debt-to-income ratio:	10.27%
Length of employment:	3 years	Location:	Germantown, MD

Home town:	Washington
Current & past employers:	Guardian Realty Mgnt, BAE Systems
Education:	Montgomery College

This borrower member posted the following loan description, which has not been verified:

Promised daughter I would take her on a Disneycruise. I had funding for the trip but evaporated with the down turn of the stock market and companies I invested with in their stock. Please help me keep a promise to my daughter for this trip I booked over two years ago before the market crashed.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,706.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398255	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398255. Member loan 398255 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Edgar Kelly Rugs	Debt-to-income ratio:	5.08%
Length of employment:	2 years	Location:	buda, TX

Home town:	Prescott
Current & past employers:	Edgar Kelly Rugs, Calvary Chapel of Prescott
Education:	Calvary Chapel Bible College

This borrower member posted the following loan description, which has not been verified:

I own a high end rug business in Austin Tx. We have a great business catering to both the Austin and San Antonio area. We have a great reputation in the design community. We need some extra money for new inventory...we're always trying to stay ahead of the trends. We've Never missed a payment!

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,921.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400844	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400844. Member loan 400844 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Space Coast Fire Protection	Debt-to-income ratio:	15.24%
Length of employment:	1 year	Location:	Melbourne, FL

Home town:	Saratoga Springs
Current & past employers:	Space Coast Fire Protection, Military
Education:

This borrower member posted the following loan description, which has not been verified:

we would like to consoldiate some credit cards.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	47
Revolving Credit Balance:	$32,179.00	Public Records On File:	1
Revolving Line Utilization:	84.00%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401406	$4,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401406. Member loan 401406 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Labcorp of America	Debt-to-income ratio:	18.37%
Length of employment:	9 years 2 months	Location:	HOUSTON, TX

Home town:	HOUSTON
Current & past employers:	Labcorp of America, Chase Bank of Texas
Education:	HCCS

This borrower member posted the following loan description, which has not been verified:

To lower my credit card intrest rate, so I can exclude all of my bills into one monthyly payment.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,215.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401572	$20,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401572. Member loan 401572 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,531 / month
Current employer:	Union for Reform Judaism	Debt-to-income ratio:	10.19%
Length of employment:	2 years 10 months	Location:	Brooklyn, NY

Home town:	Burlingame
Current & past employers:	Union for Reform Judaism
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate all credit debt. I have a great credit score. I am chosing to consolidate my credit balances to make my monthly payment more managable and to bring down my debt faster. I do not want to take any negative actions toward my credit.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,167.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403004	$9,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403004. Member loan 403004 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,048 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	13.99%
Length of employment:	9 years 7 months	Location:	Endicott, NY

Home town:	Endicott
Current & past employers:	Lockheed Martin Corp.
Education:	Binghamton University

This borrower member posted the following loan description, which has not been verified:

I am in deseparate need of repair of my roof and gutters on an old EJ home I purchased 3 years ago. I have an excellent job, 10 years at Lockheed Martin. I have been making improvements to the home since I moved in, building the equity back up, yet unfortunately it has absorbed quite a bit of my cash flow. To date I have put in new electric service, a new furnace with A/C, a new concrete patio, a new driveway, new kitchen, and updated my bathroom. I would like to be able to continue to build the equity. Thank you for your consideration of helping to fund my loan.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	30
Revolving Credit Balance:	$19,358.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404057	$9,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404057. Member loan 404057 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Financial Management Strategies	Debt-to-income ratio:	16.28%
Length of employment:	7 years	Location:	Medina, OH

Home town:	St. Charles
Current & past employers:	Financial Management Strategies, Key Corp.
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I have credit cards that I am paying extra on, and they are zero percent right now, but that will change in six months. I expect rates to increase over the next few years, so I want to lock in a fixed rate now. I have no problem making payments and paying extra on principle, this is more of a realization interest rates will go up in the near future. I have a good stable job where I am a partner in a firm, so I can not be fired. We have been in business for seven years and we have survived the 2000 bear market and are surviving this one as well. My FICO score is around 780, as I just bought out my car lease last month.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,111.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 404165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404165	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404165. Member loan 404165 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Shriners Childrens Hospital	Debt-to-income ratio:	2.89%
Length of employment:	4 years	Location:	Minneapolis, MN

Home town:	Wausau
Current & past employers:	Shriners Childrens Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my parents out with their bills.. They are late on some credit cards and need assistance with their electric bill and other loan payments to get on tract again.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,521.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405243	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405243. Member loan 405243 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Pemboke Real Estate	Debt-to-income ratio:	23.62%
Length of employment:	1 year 8 months	Location:	Brighton, MA

Home town:
Current & past employers:	Pemboke Real Estate
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate all of my debt into one monthly payment. I paid my own way through undergraduate and graduate school and unfortunately accumulated a significant amount of debt in the process. I'd like to pay off the debt within 2-3 years. I have a never missed a payment on any of my outstanding debt and always pay more than the minimum due. I hope that by consolidating my debt I'll be able to reduce my interest rate and pay the debt off much faster.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,738.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405415	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405415. Member loan 405415 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,008 / month
Current employer:	NJM Insurance Group	Debt-to-income ratio:	10.55%
Length of employment:	1 year 2 months	Location:	Blackwood, NJ

Home town:	Bridge City
Current & past employers:	NJM Insurance Group
Education:	Rowan University

This borrower member posted the following loan description, which has not been verified:

Looking for investors / lenders to help secure a fast growing Franchise out of Beverly MA. Information about the company can be found on their website at www.NEHOTDOG.com I have already met with the CEO of the company and together we've researched possible locations for the Southern New Jersey Location. This loan request will satisfy the need of working capital and complete the quest for financing. Thanks for your anticipated interest. Sincerely, Benjamin Bard Goldbar Development LLC

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	43
Revolving Credit Balance:	$53,287.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405520	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405520. Member loan 405520 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	15.14%
Length of employment:	10 years 1 month	Location:	Lakeville, MN

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

My rate jumped to 24% on my credit card and this will allow me to pay it off sooner! Thanks for the help!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,000.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405559	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405559. Member loan 405559 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	federal mogul	Debt-to-income ratio:	4.41%
Length of employment:	5 years 2 months	Location:	STANTON, MI

Home town:	trufant
Current & past employers:	federal mogul, consumers energy
Education:	Ferris State University, Montcalm Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I have a need for monies for a short time period to help with some family health issues. My credit is good and I am a responsible person. If things go as planned this loan will not go full term. I can afford the extra payment if it does go full term. I am an Electrical Engineer and a Licensed Master Electrician with an income of $65,000.00 per year. Regards, Jerry Garbow

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,878.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406210	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406210. Member loan 406210 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	SMK Tri-Cities	Debt-to-income ratio:	4.80%
Length of employment:	1 year 10 months	Location:	Kennewick, WA

Home town:
Current & past employers:	SMK Tri-Cities
Education:	Central Washington University, Yakima Valley Community College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to help purchase a $50,000 home that with a little money and a lot of work will be worth over $90,000. The rest of the money to purchase this home will come from my home equity line of credit and savings. My husband and I have great credit and have a great deal of experience fixing up property. Our current home was purchased for 52,000 and is now worth over 85,000. We plan on fixing up this home and living there since it is much larger than our current home. We tried to get financing for this property however due to the repairs needed for the property the bank declined our loan. Please help us get this house!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,531.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406336	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406336. Member loan 406336 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	RIVERHEAD BAY MOTORS	Debt-to-income ratio:	9.77%
Length of employment:	3 years 7 months	Location:	SOUND BEACH, NY

Home town:	BROOKLYN
Current & past employers:	RIVERHEAD BAY MOTORS
Education:

This borrower member posted the following loan description, which has not been verified:

I AM REQUESTING THIS LOAN IN ORDER TO FINANCE NEW SIDING AND A ROOF ON MY HOME. I AM A RESPONSIBLE, HARD WORKING INDIVIDUAL WHO IS SEEKING TO IMROVE HIS HOME.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,670.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406383	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406383. Member loan 406383 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Metal and Wire Products Company	Debt-to-income ratio:	21.82%
Length of employment:	18 years 6 months	Location:	CANFIELD, OH

Home town:
Current & past employers:	Metal and Wire Products Company
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,362.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407368	$2,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407368. Member loan 407368 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	AAA	Debt-to-income ratio:	10.10%
Length of employment:	15 years 1 month	Location:	Orange City, FL

Home town:	Orange City
Current & past employers:	AAA, Manufacturer Hanover Trust Company
Education:	Seminole Community College

This borrower member posted the following loan description, which has not been verified:

I signed with a neighbor who was a pool contractor for a Pool for $35K. He sent subcontractors to build the pool. He got as far as pouring the shell and accepted 4 out of the 5 draws or 95% or the contract price. After taking the 4th draw he disappeared...no returning calls. When I finally saw him he said the company was bankrupt, he's losing his house and his wife. He also said that I will be receiving liens on my house because he could not pay the sub-contractors for the work they did or the equipment company for their products. I received two liens totaling more then $11,000 plus it was going to cost me an additional $12K-$15K to finish the pool. (at this point I almost lost my wife:) After praying for patience with this guy I retained an attorney who negotiated the liens down and they are paid off and decided I would finish the pool on my own. I completed the work on the pool and passed the final inspection. The yard is in shambles since they left a nice mess back there. I am requesting funds to purchase a mini-excavator so I can finish the grading of the property. Note: I did my due diligence with this contractor and at the time we signed the contract he had a valid contractor license, no complaints with the better business bureau and lives four houses away on a dead end street....who would think this would happen...the moron has to pass my house every day AND his kids go to my son's school...

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,185.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407515	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407515. Member loan 407515 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Summit County Labor Relations	Debt-to-income ratio:	11.88%
Length of employment:	20 years 11 months	Location:	Akron, OH

Home town:	Akron
Current & past employers:	Summit County Labor Relations
Education:

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to assist my disabled Veteran daughter cover the cost of going to college. I have an impecible credit report and she does not. Because my daughter is 34 years old I am unable to apply for this loan thru normal federal student loans.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	10
Revolving Credit Balance:	$176.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407571	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407571. Member loan 407571 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,202 / month
Current employer:	MERRILL LYNCH	Debt-to-income ratio:	11.24%
Length of employment:	5 years	Location:	HILLSBOROUGH, NJ

Home town:	Jackson
Current & past employers:	MERRILL LYNCH
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

I am looking for a maxium loan for $15,000 for debt consolidation and home improvements. I am willing to negotiate a lower amount if necessary. I'm currently a sales supervisor with Merrill Lynch earning approximately 75k annually. My credit score is approx 680. I own rental property in Jackson, NJ. Please let me know what you can do.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	59
Revolving Credit Balance:	$7,432.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407735	$2,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407735. Member loan 407735 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Delta Air Lines	Debt-to-income ratio:	22.14%
Length of employment:	36 years 2 months	Location:	San Antonio, TX

Home town:	San Antonio
Current & past employers:	Delta Air Lines
Education:	Tennessee State University

This borrower member posted the following loan description, which has not been verified:

My son is planning to attend summer classes at the school he is a student of, Xavier University. He is a pre-med student and is hoping to lighten up his workload during the fall semester. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,909.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408012	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408012. Member loan 408012 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Copper Queen Community Hospital	Debt-to-income ratio:	9.55%
Length of employment:	10 years 1 month	Location:	SIERRA VISTA, AZ

Home town:	Yokosuka
Current & past employers:	Copper Queen Community Hospital, United States Army Reserves
Education:	George Washington University (GW), Cochise College

This borrower member posted the following loan description, which has not been verified:

I have a credit card debt that doesn't seem to be budging. I need to buy a house soon. A one bedroom apartment for my son and I is getting way too small. I don't mind the top bunk but he just turned 8 and will need his own room soon. I have a great job and I get paid well. I just need to catch up!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,866.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408144	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408144. Member loan 408144 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,585 / month
Current employer:	Data Management Services, Inc	Debt-to-income ratio:	15.94%
Length of employment:	6 months	Location:	Middletown, MD

Home town:	Fred
Current & past employers:	Data Management Services, Inc
Education:	Hood College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit debt; would like to have a fixed length loan of three years.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,588.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408209	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408209. Member loan 408209 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,917 / month
Current employer:	astrazeneca	Debt-to-income ratio:	16.75%
Length of employment:	5 years 2 months	Location:	West Chester, PA

Home town:	ventura
Current & past employers:	astrazeneca
Education:	university of southern ca

This borrower member posted the following loan description, which has not been verified:

Desire 15,000 to consolidate high interest credit card debt. A review of the credit report will show consistently reliable payment history. Greatest detriment on credit report is outstanding financial obligations including large school loan debt to finance undergraduate and graduate school. Have never defaulted on a financial obligation. Both applicants employed by national companies with significant job security.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	28
Revolving Credit Balance:	$23,252.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408236	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408236. Member loan 408236 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,750 / month
Current employer:	Memorial Hermann Health Care system	Debt-to-income ratio:	7.69%
Length of employment:	4 years 3 months	Location:	FRIENDSWOOD, TX

Home town:	Minden
Current & past employers:	Memorial Hermann Health Care system, Baylor Health Care System
Education:	LeTourneau University

This borrower member posted the following loan description, which has not been verified:

Lender, The rquested loan will be used to pay for a pool for my family. I am responsible candidate based on my proven positive track record with handeling my finiances. I have never defaulted on a loan and I have a stable job with a strong income.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	27
Revolving Credit Balance:	$15,732.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408248	$11,300	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408248. Member loan 408248 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,706 / month
Current employer:	LifeNet Inc.	Debt-to-income ratio:	22.29%
Length of employment:	5 years 11 months	Location:	Royal, AR

Home town:	Little Rock
Current & past employers:	LifeNet Inc.
Education:	Hendrix College, National Park Community College, University of Arkansas for Medical Sciences

This borrower member posted the following loan description, which has not been verified:

I am a 27 year old paramedic in good health and working for a strong, growing company. I also work part-time as a firefighter. I am single, childless and have no financial responsibility other than for myself. I have, however, been assisting my family with some health expenses of late. Unfortunately, this resulted in my taking on some rather unsavory credit card debt. I can afford the debt, but now I am resolved to pay it off. My goal with full funding is to pay off my credit card and have enough left over for a down payment towards buying a home. I qualify for the $8000 tax credit and would use that money to pay my car note. Result: debt-free homeowner in 3-4 years!

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,672.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408286	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408286. Member loan 408286 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Continental Group Inc	Debt-to-income ratio:	15.39%
Length of employment:	3 years	Location:	Coconut Creek, FL

Home town:	Metropolis
Current & past employers:	The Continental Group Inc, Federal Express, Apple Inc.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Meet me, a stable 40 year old woman who came down south from the midwest to be a nanny when my daughter was a baby. I wanted (needed) to be her first and main source of care and a moral compass for her. I chose to (joyfully) care for other parent's children while they had to work, allowing me to work and make a safe home for us. It was a win - win situation. Fast forward 16 years later, my daughter is planning where to go to college, I am a happy licensed Condominium Manager on the beach in a gorgeous high rise (I rent way in-land) and I am finally in a position to purchase a modest home for us. I've been itching to make upgrades to the condo we've been renting, but the owner has fallen into foreclosure and we can not stay here. I have been able to save $5,000 and would like a loan for $12,000. It is just the two of us. I have no extended family to ask, and I am not the type of person to go asking friends. I prefer to work for what I have even if I need to go about it the hard way. I also prefer not to give banks my money as I would like to help the economy from the inside track. Direct; people with a need helping other people with a need. I hope we may help each other reach our goals together.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,862.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408322	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408322. Member loan 408322 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	airgas merchant gases	Debt-to-income ratio:	18.89%
Length of employment:	2 years	Location:	CLEVELAND, OH

Home town:	washington ch
Current & past employers:	airgas merchant gases, Airborne Express, ABX Air
Education:	Frankin University, MBA

This borrower member posted the following loan description, which has not been verified:

Water proof basement and consolidate a credit line that has increased interest twice in the last four months.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	48
Revolving Credit Balance:	$17,710.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408453	$5,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408453. Member loan 408453 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	18.49%
Length of employment:	5 years 9 months	Location:	Bentonville, AR

Home town:	Pea Ridge
Current & past employers:	Wal-Mart Stores
Education:	NorthWest Arkansas Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I were discussing our future budget and decided it would be best if we consolidate our high interest credit card debt.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$620.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408485	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408485. Member loan 408485 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,520 / month
Current employer:	Andrews International	Debt-to-income ratio:	20.26%
Length of employment:	5 months	Location:	Nutley, NJ

Home town:	Punjab
Current & past employers:	Andrews International
Education:

This borrower member posted the following loan description, which has not been verified:

Applying to pay for summer class

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408511	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408511. Member loan 408511 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Network Communications	Debt-to-income ratio:	22.56%
Length of employment:	4 years	Location:	LITHONIA, GA

Home town:	Atlanta
Current & past employers:	Network Communications
Education:	DeVry University-Georgia, Keller Graduate School

This borrower member posted the following loan description, which has not been verified:

Hi, I really would like to receive a loan to help with recent medical bills. I had a baby February 11th of this year and due to couple of a problems I had to make several trips to the ER. I have gotten behind on a couple of bills and just really need some assistance. I have never been behind on any bills and will always pay on time. Thanks!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,212.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408569	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408569. Member loan 408569 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Criterion Research, Inc.	Debt-to-income ratio:	10.65%
Length of employment:	6 years	Location:	Brandon, FL

Home town:	Saint Petersburg
Current & past employers:	Criterion Research, Inc., Tampa General Hospital, Moffitt Cancer Center, US Environmental Protection Agency
Education:	Franklin College of Indiana, University of South Florida

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to consolidate credit card debt into one payment at a lower rate. I would much rather regular people make money from interest on my loan than Regions Bank. I have good credit and have never missed a payment on any loan or credit card balance. I make enough money to comfortably pay my bills and support my family. Some of this money will be used to buy a solar hot water heater as well. We live in Florida and I want to take advantage of the free energy we get in the form of the extreme summer heat. Thanks for taking the time to consider my request.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408571	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408571. Member loan 408571 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	KidsArt	Debt-to-income ratio:	22.18%
Length of employment:	2 years	Location:	Glendale, CA

Home town:	Lino Lakes
Current & past employers:	KidsArt, Starbucks
Education:	Augustana College at Sioux Falls, Gordon-Conwell Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I'll be using this loan to pay off all my consumer debt.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,022.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408640	$2,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408640. Member loan 408640 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Shultz Bros. Trucking	Debt-to-income ratio:	2.20%
Length of employment:	1 year	Location:	Brazoria, TX

Home town:	Battle Creek
Current & past employers:	Shultz Bros. Trucking
Education:	Barton County Community College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to purchase a used motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408673	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408673. Member loan 408673 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	louis kim dds inc	Debt-to-income ratio:	12.80%
Length of employment:	4 years 6 months	Location:	folsom, CA

Home town:	boeun
Current & past employers:	louis kim dds inc
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

this loan would be used to consolidate my credit card balance i have. they have much higher rates and i think it makes sense to pay them off if i can get a loan at a better rate. i will not cause any problem paying off the loan as i have a secure job (dentist). thanks for looking in.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,214.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408728	$4,975	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408728. Member loan 408728 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USA Scientific	Debt-to-income ratio:	14.20%
Length of employment:	1 year	Location:	Westborough, MA

Home town:	Bangor
Current & past employers:	USA Scientific, Valet Park of America
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Looking for a small personal loan to purchase a motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,284.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408746	$6,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408746. Member loan 408746 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408817	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408817. Member loan 408817 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	GE	Debt-to-income ratio:	10.64%
Length of employment:	7 years 3 months	Location:	HARTFORD, CT

Home town:
Current & past employers:	GE
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to make a one-time payment to my ex-wife rather than monthly payments being made to cover her share of the equity in our home.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,376.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408844	$9,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408844. Member loan 408844 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,420 / month
Current employer:	Investment Technology Group	Debt-to-income ratio:	8.57%
Length of employment:	1 year 5 months	Location:	BROOKLYN, NY

Home town:	Guilford
Current & past employers:	Investment Technology Group
Education:	Northern Kentucky University

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate my current outstanding credit card debt into one monthly payment with a fixed loan.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,573.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408921	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408921. Member loan 408921 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,440 / month
Current employer:	Marquee Recovery LLC	Debt-to-income ratio:	22.14%
Length of employment:	2 months	Location:	AURORA, CO

Home town:	Aurora
Current & past employers:	Marquee Recovery LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I'm wanting to cossolidate a couple of my bills

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,975.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408948	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408948. Member loan 408948 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 slightly major purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. In the past I had not worried so much about the card interest or making lump payoffs in order to keep my primary checking in good order. The card companies have made the obvious mistake jacking up my interest (IMO)... I hope to pay investors of this loan a "fair" amount of interest instead and leave them with none. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. About $3000 will take care of this debt. A consequence of paying on debt is that I've only saved about $1000 in the past 8 months. Therefore the other portion of this money will be going towards moving forward in a relationship (engagement). I feel I am a good candidate for this loan. I do have school and auto debt but it is very manageable. I also hold a good paying job as an engineer in a very stable industry. If there are any doubts or I have left something important out, please feel free to ask and I will enlighten you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408958	$1,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408958. Member loan 408958 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	n/a	Debt-to-income ratio:	16.87%
Length of employment:	11 months	Location:	Baltimore, MD

Home town:	Baltimore
Current & past employers:	Capgemini
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Hi - I'm currently in a lease that doesn't expire until 7/31/2009 and I plan on moving in with a friend on 7/1/2009. I need a loan to cover my last month's rent at my old apartment. I didn't plan for this financially because I thought my lease would be over on 7/5, which is 12 months since my move-in date. I have been told that this is not the case and that I'm obliged for the month of July rent-wise.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	59
Revolving Credit Balance:	$962.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408961	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408961. Member loan 408961 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	McCormick & Schmicks	Debt-to-income ratio:	9.66%
Length of employment:	10 months	Location:	Los Angeles, CA

Home town:	Portland
Current & past employers:	McCormick & Schmicks, Spago, Yoshida Group
Education:	Southern Oregon University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a 1998 Acura Integra Type-R. My car recently broke down and I have been without a car now for 3 months. With my yellow lab I am just not able to do it any longer. I found a person locally that is selling this car with only 57k miles. I have a good stable job in Beverly Hills and have very little expenses. I currently have $1500 a month that I either put into savings or use for household upgrades, etc. So monthly payments will not be an issue for me. I have a 745 credit score and am just not able to get a loan from my bank, due to the car being older than 2004, so I am using this service instead. Thank you for your consideration. -Josh McIntyre

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,100.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408969	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408969. Member loan 408969 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Signature Investments	Debt-to-income ratio:	7.47%
Length of employment:	2 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Signature Investments, MS state university
Education:	Grambling State University

This borrower member posted the following loan description, which has not been verified:

I am a very principled man who will like to take my woman to the alter as promised. I just need supplemental cash to help finance my wedding. I am short by $5000 and will therefore like to take a loan for which I am certain to make monthly payments very comfortably.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,022.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409001	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409001. Member loan 409001 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Norwalk-La Mirada School District	Debt-to-income ratio:	13.85%
Length of employment:	7 years	Location:	Buena Park, CA

Home town:	Fullerton
Current & past employers:	Norwalk-La Mirada School District, Home Base
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Adding Mother-in-Law Room.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,119.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409049	$10,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409049. Member loan 409049 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	USG	Debt-to-income ratio:	11.67%
Length of employment:	5 years 2 months	Location:	Rocky Face, GA

Home town:
Current & past employers:	USG, USMC
Education:	NCSU

This borrower member posted the following loan description, which has not been verified:

My HVAC unit just faced an unexpected need of replacement. With summer coming on, it was a must do. While being able to swing the majority of the cost, I had to place some of the burden on credit cards. I am applying for this loan in order to pay down the balance on those cards, and to put a cushion back in the savings acct. All three of my bureau reports are spotless.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,198.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 409062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409062	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409062. Member loan 409062 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	JWT	Debt-to-income ratio:	9.45%
Length of employment:	2 years	Location:	BRONXVILLE, NY

Home town:	Brooklyn
Current & past employers:	JWT, Gotham Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Loan purpose is to consolidate several debts and ease the burden of various monthly payments and interest rates.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	20
Revolving Credit Balance:	$32,239.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409066	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409066. Member loan 409066 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Senior Assist LLC	Debt-to-income ratio:	10.85%
Length of employment:	3 years	Location:	Spokane Valley, WA

Home town:	Syracuse
Current & past employers:	Senior Assist LLC
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

We are a home care agency in Spokane, WA. Looking for operational capital to float our payroll, and pay short term debt. Our company grosses over $600,000. We have been in business for 3 years.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,204.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409088	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409088. Member loan 409088 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409094	$6,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409094. Member loan 409094 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	BEVERAGE DIST. CO.	Debt-to-income ratio:	11.62%
Length of employment:	3 months	Location:	PARKER, CO

Home town:	Memphis
Current & past employers:	BEVERAGE DIST. CO.
Education:	University of Mississippi Main Campus

This borrower member posted the following loan description, which has not been verified:

Thank you for considering us for this loan. My wife and I recently found out we would be having twins. We are really excited!!!! We are looking for a loan to help finish our 50% complete basement. We need to get the basement finished to have a little more room for everyone. My wife had a loan through lending club and it was great. We decided to go this route again since everything went so smooth. Feel free to ask any questions. Thanks

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$9,337.00	Public Records On File:	1
Revolving Line Utilization:	32.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409145	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409145. Member loan 409145 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Ria Financial	Debt-to-income ratio:	3.58%
Length of employment:	9 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Ria Financial
Education:

This borrower member posted the following loan description, which has not been verified:

My business has had a very raid growth and I do not have more space to attend my customers. I would like to expand my location by renting the next business space and make some constructions upgrades to both locations.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,320.00	Public Records On File:	1
Revolving Line Utilization:	71.20%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409148	$6,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409148. Member loan 409148 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	United States Environmental Protection Agency	Debt-to-income ratio:	5.69%
Length of employment:	7 years 1 month	Location:	Piscataway, NJ

Home town:	Newark
Current & past employers:	United States Environmental Protection Agency, Weston Solutions
Education:	University of Denver

This borrower member posted the following loan description, which has not been verified:

Motorcycle Loan

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,166.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409173	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409173. Member loan 409173 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$58,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.64%
Length of employment:	18 years 5 months	Location:	Gaithersburg, MD

Home town:
Current & past employers:	Self-Employed
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I have owned a small business for over 18 years and recieve payments from my clients on a quarterly basis. I typically recieve about $200,000 quarterly. My tax bill this past year was more than what I expected which required me to use a credit card advance. I plan on paying off the balance when I recieve my next quarterly income payment which will not occur again until July 30th. I have excellent credit.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,139.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409231	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409231. Member loan 409231 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	fk bearings	Debt-to-income ratio:	22.28%
Length of employment:	20 years	Location:	SOUTHINGTON, CT

Home town:	southington
Current & past employers:	fk bearings, caval tool
Education:

This borrower member posted the following loan description, which has not been verified:

not sure what to write here.....

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,205.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 409378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409378	$7,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409378. Member loan 409378 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	English + Associates Architects, Inc.	Debt-to-income ratio:	13.86%
Length of employment:	11 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	English + Associates Architects, Inc., WHR, Architects, HOK
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

The balances just aren't going down fast enough thanks to the high interest rate and I can't afford to pay them off in full right now. I would be able to pay them off quickly if the rates were reasonable.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	7
Revolving Credit Balance:	$16,364.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409383	$4,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409383. Member loan 409383 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Chicken Monkey Inc	Debt-to-income ratio:	4.66%
Length of employment:	1 year 9 months	Location:	PAWLING, NY

Home town:	Queens
Current & past employers:	Chicken Monkey Inc, Jupiter Wines LLC
Education:

This borrower member posted the following loan description, which has not been verified:

My fiance and I are currently trying to improve our credit in hopes of buying a house in the near future. We would like to eliminate the majority of our bills and simultaneously improve our financial status. If we were given this chance, we would be able to give ourselves a good head start in our new lives together. We both are hard workers who just need a chance. Thank You for the consideration.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,062.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409404	$10,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409404. Member loan 409404 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Bavarian Soundwerks, LLC	Debt-to-income ratio:	19.49%
Length of employment:	4 years 7 months	Location:	Atlanta, GA

Home town:	Savannah
Current & past employers:	Bavarian Soundwerks, LLC
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

I am one of the owners of www.bavsound.com. Last year, I used my personal credit cards to provide additional capital to the business to maintain higher levels of inventory to reduce shortages. Unfortunately, this had the unintended consequence of lowering my credit score and reducing the availability of credit through our other financing sources (such as our American Express accounts). The purpose of this loan is to allow me to pay off these credit card balances, improving my credit rating by improving the ratio of used credit to available credit, thereby increasing available capital to the business through other financing sources. In addition, this will also reduce overall interest expense for the total debt. Finally, it is worth noting that I am NOT personally paying the vast majority of current credit card payments. Instead, my business pays these payments directly as the debt was created for the express purpose of use within the company. Should you wish to review company financial statements from the last three years through Q1 2009, please let me know. You'll need to sign an NDA, but I am happy to provide them.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,869.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409429	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409429. Member loan 409429 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Caminol Management	Debt-to-income ratio:	15.78%
Length of employment:	2 years 3 months	Location:	AUBURN, CA

Home town:	Redding
Current & past employers:	Caminol Management
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Used to consolidate Credit Card debt.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,826.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409452	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409452. Member loan 409452 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,633 / month
Current employer:	Narconon	Debt-to-income ratio:	2.20%
Length of employment:	7 years 3 months	Location:	Van Nuys, CA

Home town:	Cleveland
Current & past employers:	Narconon, Self employed pottery artist, ballet teacher, children's tutor
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This is full payment on a foreclosure home that I will own for $23,900. The home will be sold to a family who will live in the home. Once sold another home will be purchased by me to be sold to another family and so on. In the 1970's I purchased and lease-optioned 8 single family homes in Ohio. Owned these properties for about 10 years. Divorce forced sale of these homes. The homes I am currently buying will be through Stone Equity Group and will be in Ohio, Indidana and other midwest states. They will be in saleable condition when I purchase them. For more information on Stone Equity group see www.stoneeg.com. Purchase price will be $23,900 (I have the remainder of the purchase price) and sale price will be approximately $45,000 (possibly more).

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,476.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409457	$5,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409457. Member loan 409457 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	DR MORENO OFFICE	Debt-to-income ratio:	4.59%
Length of employment:	23 years 7 months	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	DR MORENO OFFICE
Education:	UNIVERSITY OF MIAMI

This borrower member posted the following loan description, which has not been verified:

HI MY NAME IS JOSEPH AND I NEED YOUR HELP. MY GRANDSON WAS DIAGNOSED WITH CANCER ABOUT 6 MONTHS AGO AND MY DAUGHTER CAN NOT AFFORD THE MEDICAL EXPENSES . I REALLY NEED YOUR HELP. MAY GOD BLESS YOU AND YOUR FAMALIES

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1972	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409498	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409498. Member loan 409498 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Freelance Project Hire	Debt-to-income ratio:	7.08%
Length of employment:	4 months	Location:	Los Angeles, CA

Home town:	St. Louis
Current & past employers:	Freelance Project Hire, Viacom
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Thank you for taking the time to think about me and my opportunity as your next investment. I've been investing in real estate, specifically single family homes and multi-family homes for the last 4 years. I currently own and co-own 3 properties totaling 7 units that I have been the principal operator of. With the current decline in the real estate market, my research and connections have brought me many opportunities to expand my business further with additional holdings. I'm here to ask for your help in funding my venture and to support me in my future success. I wish you the best of luck in your investing endeavors.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$183,963.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409507	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409507. Member loan 409507 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	macys	Debt-to-income ratio:	7.43%
Length of employment:	8 years	Location:	CRANSTON, RI

Home town:	Providence
Current & past employers:	macys
Education:	CCRI

This borrower member posted the following loan description, which has not been verified:

This loan would be a way to consolidate my debt so that I can see a light at the end of the tunnel. I never miss a payment or have late fees but I don't seem to be gaining any ground. Please Help!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,314.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409527	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409527. Member loan 409527 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Alta Bates Medical Center	Debt-to-income ratio:	17.26%
Length of employment:	3 years 10 months	Location:	Oakland, CA

Home town:	Lancaster
Current & past employers:	Alta Bates Medical Center, Kaiser Permanente, BC Laboratories, Kern Medical Center
Education:	Mills College, Bakersfield College

This borrower member posted the following loan description, which has not been verified:

I am a responsible Registered Nurse who is a mother of a child with special learning and emotional needs. Ever since she started attending her current private school that caters to children such as herself, she has grown in every way possible. She suffers from severe anxiety disorder, social phobia, and has an expressive speech disorder. Public schools are just too large for her; it is crucial that she attend a small school with special accommodations. Private school however has cost a small fortune, and we have had to finance it. I work very hard, and I am proud of what I do. I wasn't always responsible with my finances. I have a past bankruptcy discharged in 2001. Since then however, I learned quickly from my mistakes, and my credit has not only been repaired, but is good. I earn about 7400 monthly gross salary and an additional 200/month from child support. Of course, I have bills to pay, the breakdown looks like this: Monthly net income: $ 5500 Monthly expenses: $ Mortgage/HOA: $ 2343 Insurance (home/auto): $ 200 Car expenses (including gas/toll): $ 600 Utilities/phone/internet: $ 200 Food (raising a teenage daughter) : $ 400 Clothing, household expenses $ 60 Credit cards and other loans: $ 750 TOTAL : $ 4363 I have a nice cushion available to pay off my debt, and a "student" loan will of course be integrated into the already existing expenses. My main goal at this point is to get my daughter through high school so she has a better chance in life. Hopefully you can take my case into consideration. Thanks -M

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,435.00	Public Records On File:	1
Revolving Line Utilization:	23.00%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409547	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409547. Member loan 409547 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Staples	Debt-to-income ratio:	23.20%
Length of employment:	4 years	Location:	SALEM, NH

Home town:	Groveland
Current & past employers:	Staples
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

Hi Lender, this loan is to help us with our first home purchase. In the past few years we have worked hard to improve our credit. We have never missed a credit card payment or car payment in the past 3 to 4 years. Please help us to make our dream of home ownership a reality. Thank you, Patrick Vance

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,557.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409552	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409552. Member loan 409552 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reliable carbonic	Debt-to-income ratio:	21.67%
Length of employment:	14 years	Location:	south river, NJ

Home town:	new brunswick
Current & past employers:	reliable carbonic, sunoco
Education:

This borrower member posted the following loan description, which has not been verified:

I had a very hard time at the beginning of this year. I am back on track to working full time but i am starting to fall behind. I have 2 jobs that i can get all the work i need but i need something to tie me over. Can someone please help me i am an honest hard working guy that will do anything for anybody at any time.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,550.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409561	$18,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409561. Member loan 409561 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,483 / month
Current employer:	integris hosp/medassurant	Debt-to-income ratio:	6.69%
Length of employment:	4 years 3 months	Location:	nowata, OK

Home town:	shelby
Current & past employers:	integris hosp/medassurant, ConocoPhillips
Education:

This borrower member posted the following loan description, which has not been verified:

We're wanting to build a 32x32 metal building. We have the foundation finished, just need the building. We purchased this home about 2 years ago and would like a garage/storage for tools and such. We have always paid our bills on time and our credit scores were always 720 to 768, but recently the credit card companies reduced our credit limits to the balance we owed and now our scores have dropped significantly. They have even noted as being over credit limit, due to this drop. It was not because of a purchase.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409593	$2,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409593. Member loan 409593 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Tallahassee Memorial Healthcare	Debt-to-income ratio:	16.33%
Length of employment:	2 years 6 months	Location:	Tallahassee, FL

Home town:	Plainfield
Current & past employers:	Tallahassee Memorial Healthcare, Flagstaff Medical Center, Vertical Relief Climbing Center, Northern Arizona University
Education:	Tallahassee Community College, Coconino County Community College, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am entering nursing school in the fall and currently working as an EMT. I also have a few hundred dollars of high interest credit card debt that I want to erase before entering a demanding nursing program.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$1,159.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409611	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409611. Member loan 409611 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,221 / month
Current employer:	CAREFISRT	Debt-to-income ratio:	3.93%
Length of employment:	5 years 11 months	Location:	WASHINGTON, DC

Home town:	WASHINGTON
Current & past employers:	CAREFISRT
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to pay off my existing credit card debt at a more affordable rate. I have always maintained an excellent credit rating and I'm sure that you can see from my credit history that I'm responsible with my credit.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,873.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409613	$9,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409613. Member loan 409613 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	CON-WAY FREIGHT	Debt-to-income ratio:	9.15%
Length of employment:	4 years 9 months	Location:	MIAMI, FL

Home town:	HAVANA
Current & past employers:	CON-WAY FREIGHT, ROADWAY EXPRESS
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Loan to pay back taxes

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$644.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409648	$7,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409648. Member loan 409648 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Ethan Allen	Debt-to-income ratio:	18.76%
Length of employment:	3 years 4 months	Location:	Atlanta, GA

Home town:	Cumming
Current & past employers:	Ethan Allen
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

We are looking for working capital for our 2+yr old business. Banks have really tightened up, especially when it comes to a young couple trying to get ahead. We own a sucessful millwork company, providing cabinets and countertops to Medical Facilities and Doctor's offices. This seems to be a great market, fairly insulated from the economy's troubles. We work with our manufacturing partners, as a project managment company, holding the contracts. Cash flow is a major piece of our business, as we often must pay our suppliers before we are funded for our work. A great year of growth, and some slower paying customers have put us in somewhat of a tight spot. This loan will help us to operate smoothly, and support some further growth. We appreciate all of your help!

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$17,261.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409658	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409658. Member loan 409658 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	R and D Systems Inc.	Debt-to-income ratio:	1.24%
Length of employment:	8 years 11 months	Location:	SOMERSET, WI

Home town:	Shell Lake
Current & past employers:	R and D Systems Inc., Hosokawa Bepex Corp.
Education:	University of Wisconsin-Eau Claire

This borrower member posted the following loan description, which has not been verified:

Debt consolidation.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,919.00	Public Records On File:	1
Revolving Line Utilization:	19.80%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409745	$16,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409745. Member loan 409745 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,733 / month
Current employer:	American Sporex Inc.	Debt-to-income ratio:	16.13%
Length of employment:	5 years 6 months	Location:	Cypress, CA

Home town:	Yokohama
Current & past employers:	American Sporex Inc.
Education:	Yokohama National University

This borrower member posted the following loan description, which has not been verified:

I have 2 business credit cards; Advanta, and American Express. The APT on my personal credit cards went down under 10% on every cards(exept Blooming dale Visa Card), but the APR on my business credit cards went up so high as much as 19.99%. I just want to pay them off (it's about $13,000), and my Bloomingdale cards ($3,000) so that I save money on my APR. I was going to get a personal loan with Bank of America, however they do not offer personal loan products anymore. I heard Lending Club from my regular customer and the Lending Club offers loan product with low APR and fast funding from good investors. I hope I can also get help from Lending Club like my customer did. Thank you for reading my listing. Have a good day everyone.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,780.00	Public Records On File:	1
Revolving Line Utilization:	70.30%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409769	$7,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409769. Member loan 409769 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,034 / month
Current employer:	New York City Department of Education	Debt-to-income ratio:	13.43%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:	Athens
Current & past employers:	New York City Department of Education
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

Motorcycle purchase. I have additional income in my wife's salary, but didn't include it in the loan application because I didn't want her to be a co-borrower.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,343.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409892	$11,250	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409892. Member loan 409892 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	american water	Debt-to-income ratio:	19.01%
Length of employment:	26 years	Location:	ELIZABETH, PA

Home town:	mckeesport
Current & past employers:	american water
Education:

This borrower member posted the following loan description, which has not been verified:

i want to consolidate credit card debt

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,842.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409925	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409925. Member loan 409925 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Millington Savings Bank	Debt-to-income ratio:	20.74%
Length of employment:	14 years 8 months	Location:	Flemington, NJ

Home town:	Morristown
Current & past employers:	Millington Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate a car loan loan of $11,800 and rest of the proceeds towards my Chase credit card (recently transferred balance to Discover). I will pay off Chase in two months with Bonus funds. This debt was acquired from gradual home improvements that is now complete. Previously, I took a car loan out on a paid off vehicle for the home improvements. Because of the declining market values, I did not attempt to seek a home equity. I have been with the same employer for 15 years. As a loan officer, I realize the importance of good standing credit and analyze potential risk everyday. I need to emphasize that I would be an excellent canadiate because I have never missed a payment in all of my life and that it is imperative to me that my credit remains in good standing. My credit report shows a Bank of Amercia balance of $54,500. Although this is under my name, my husband pays this. I have: $95,000 401K $100,000 Life Insurance Policy Own a 2003 Ponitac outright I can supply any evidence that is requested. Thank you.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,544.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409963	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409963. Member loan 409963 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Paul, Hastings, Janovsky & Walker	Debt-to-income ratio:	10.78%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Hollywood
Current & past employers:	Paul, Hastings, Janovsky & Walker, Georgetown University Law School
Education:	University of California-Los Angeles (UCLA), Georgetown University Law School, Georgetown Public Policy Institute

This borrower member posted the following loan description, which has not been verified:

This is a loan to purchase a used motorcycle so I can commute around Los Angeles while working as an attorney for the prestigous law firm Paul, Hastings, Janovsky & Walker.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,083.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410000	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410000. Member loan 410000 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	MNASR	Debt-to-income ratio:	9.88%
Length of employment:	8 months	Location:	NILES, IL

Home town:	Chicago
Current & past employers:	MNASR, Star Nissan, Resurrection Medical Center, Niles Park District
Education:	Northeastern Illinois University, University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

To Whom it May Concern, The purpose of this loan is to make a purchase, an engagement ring, and to consolidate two credit card balances. One balance is 1200.00 and one balance is 700.00. I am interested in a loan that has a 3-5 year term.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,059.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410010	$2,100	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410010. Member loan 410010 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	BioLegend, Inc.	Debt-to-income ratio:	0.39%
Length of employment:	6 months	Location:	San Diego, CA

Home town:	Mission Hills
Current & past employers:	BioLegend, Inc., FFA Sciences, The Scripps Research Institute, University of California- San Francisco Department of Anaesthesiology
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I am a responsible professional who will pay the loan back in a timely manner. I make all my payments on time and have a very low debt to income ratio.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$569.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410080	$6,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410080. Member loan 410080 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,293 / month
Current employer:	Toyota Financial Svcs	Debt-to-income ratio:	8.47%
Length of employment:	1 year	Location:	Baltimore, MD

Home town:	Silver Spring
Current & past employers:	Toyota Financial Svcs, spicer & associates
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I need a motorcycle loan.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,763.00	Public Records On File:	1
Revolving Line Utilization:	33.20%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410093	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410093. Member loan 410093 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support. I really want to help her out the best I can

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410095	$22,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410095. Member loan 410095 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	Eginity	Debt-to-income ratio:	10.06%
Length of employment:	1 year 7 months	Location:	Floresville, TX

Home town:	Bitburg
Current & past employers:	Eginity, Frost & Sullivan, Barclays Capital, Wells Fargo
Education:	Texas State University-San Marcos, Rotterdam School of Management

This borrower member posted the following loan description, which has not been verified:

I used a credit card to launch my business over the past year now I want to refinance it at a better rate. My company is now a member of the University of Central Florida Tech Incubator. We were 1 of 15 companies selected out of 250 applicants to present at the Florida Venture Forum Early Stage Conference two weeks ago and we are in the process of finishing our Angel round investment. Success is coming and I will make sure I repay any loan I take out to ensure my business, its employees and my own name remain reputable. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	11
Revolving Credit Balance:	$29,262.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410208	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410208. Member loan 410208 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	9.00%
Length of employment:	4 months	Location:	North Richland Hills, TX

Home town:	Dallas
Current & past employers:	JPMorgan Chase & Co.
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am going on a soccer trial in the middle of July to play for two weeks in front of soccer scouts, coaches, and agents in Newcastle, England. I need this money for a plane ticket, lodging for the two weeks, food, and the trial itself.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,142.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410236	$18,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410236. Member loan 410236 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Home Decorators Collection	Debt-to-income ratio:	21.67%
Length of employment:	6 years 2 months	Location:	Saint Charles, MO

Home town:	Saint Louis
Current & past employers:	Home Decorators Collection
Education:	Quincy University

This borrower member posted the following loan description, which has not been verified:

Would like to have money to consolidate my credit card debt and have some money for a down payment in order to buy a house by the end of November in order to qualify for that $8000 housing credit. I could probably have my cards paid off by November but then have no money left for a down payment. Would also like the convenience of only having to pay one place. Thanks for taking a look.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,983.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410266	$9,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410266. Member loan 410266 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	CBS, Inc.	Debt-to-income ratio:	15.07%
Length of employment:	3 years 1 month	Location:	Torrance, CA

Home town:	Beverly
Current & past employers:	CBS, Inc.
Education:	University of Massachusetts-Lowell, American Film Institute Conservatory

This borrower member posted the following loan description, which has not been verified:

Hello, I am interested in consolidating four (4) high interest rate credit cards. One of them is nearly as high as 28%. If you are able to assist me, I would be happy to know that the credit card companies are no longer getting my hard-earned money.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,333.00	Public Records On File:	1
Revolving Line Utilization:	52.70%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410277	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410277. Member loan 410277 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Gonzaga University	Debt-to-income ratio:	5.50%
Length of employment:	15 years	Location:	Spokane, WA

Home town:	Spokane
Current & past employers:	Gonzaga University
Education:	Eastern Washington University & Gonzaga University

This borrower member posted the following loan description, which has not been verified:

Even though I have good credit and can easily pay this loan, banks don't seem to want to grant loans for used boats. I have a great job working for a private university. Private universities seem to be recession proof. Public schools are cutting budgets and raising tuition narrowing the cost gap between a public and private education. For this reason, my job is secure. I have recently been promoted into a position where my salary nearly doubled. My expenses are low but, although I've built up a significant 403b account, I have not built up savings enough the buy this boat outright. Payments on a loan if this size will be easy for me. The boat is fairly new but needs some cosmetic work. I know wooden boats fairly well (I own a little yawl which has climbed in value after my sanding a varnish treatment). I think it is very likely that I can increase the value of the boat I'd like to purchase (and have something a little safer off shore).

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$14,903.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410337	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410337. Member loan 410337 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	General Dynamics	Debt-to-income ratio:	11.80%
Length of employment:	5 years 1 month	Location:	HARKER HEIGHTS, TX

Home town:	Conway
Current & past employers:	General Dynamics, US Army
Education:	University of Central Arkansas, St. Mary's University, San Antonio, Defense Language Institute

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate our debts. We are both military contractors with very stable jobs. We would like a loan to consolidate our four debts in order to make us debt-free (other than the mortgage) in three years. We have accrued these debts through graduate school expenses, moving expenses and debts from previous marriages (tile flooring for husband's former home--a floor we can't even walk on!!). We are looking to consolidate the bills, knock them out in three years and start a new financial future. We own our home, have a paid-off vehicle and we certainly are not living 'la vida loca'. We are not financially strapped monthly; we are just looking for a way to pay off our debts more efficiently with a lower interest rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,844.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410375	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410375. Member loan 410375 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,608 / month
Current employer:	US Department of Defense	Debt-to-income ratio:	14.13%
Length of employment:	7 years 5 months	Location:	Richmond, VA

Home town:	Orange
Current & past employers:	US Department of Defense, Carpenter Co. (1992 - 1997)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

Min Amount of Loan: $10,000 Up to a maximum of: $16,000 Loan to be utilized for debt consolidate (approx. $12,000), and Orthondontic/Dentistry debt (approx. $4,000) Debt to income ratio is fairly good, as is yearly income of $91K with the Federal Government affording stability with income flow.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,815.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410451	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410451. Member loan 410451 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Dept Homeland Security	Debt-to-income ratio:	14.76%
Length of employment:	13 years 1 month	Location:	Vail, AZ

Home town:	Philadelphia
Current & past employers:	Dept Homeland Security
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I work for the government and have a secure job. I am trying to consolidate my revolving credit and am having trouble making other payments because of high interest rates. I am more than willing to cooperate and need help. Thank you!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,738.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410518	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410518. Member loan 410518 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Suny Downstate Medical Center	Debt-to-income ratio:	23.52%
Length of employment:	4 years	Location:	Merrick, NY

Home town:	Queens
Current & past employers:	Suny Downstate Medical Center, Conrad Fischer
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

would like to pay off my credit card debt and pay one montly fee toward a loan. I am a resident physician and am reliable for timely payments

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	35
Revolving Credit Balance:	$18,373.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410558	$11,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410558. Member loan 410558 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,937 / month
Current employer:	State Attorney's Office	Debt-to-income ratio:	23.70%
Length of employment:	8 years 8 months	Location:	TITUSVILLE, FL

Home town:	Akron
Current & past employers:	State Attorney's Office
Education:	Florida Metropolitan University at North Orlando, Valencia Community College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit cards into one payment and lower interest

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,050.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410564	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410564. Member loan 410564 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,690 / month
Current employer:	Southern regional medical center	Debt-to-income ratio:	8.64%
Length of employment:	5 years 5 months	Location:	RIVERDALE, GA

Home town:	Hartwell
Current & past employers:	Southern regional medical center, Ramada Inn Convention Center
Education:	State University of West Georgia

This borrower member posted the following loan description, which has not been verified:

Used to improve home

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,332.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410582

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410582	$1,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410582. Member loan 410582 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,754 / month
Current employer:	Allstate Insurance Company	Debt-to-income ratio:	13.62%
Length of employment:	2 years 8 months	Location:	Hapeville, GA

Home town:	Atlanta
Current & past employers:	Allstate Insurance Company
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I'm currently pursuing a MBA in finance. I have one more class to pay for before I qualify for financial aid. Unfortunately, I don't currently qualify for financial aid due to my GPA which dropped below a 3.0. I have since worked hard to bring it back up and all I need is one more class to be above a 3.0. The reason for the drop in my GPA was primarily health related. I have Multiple Sclerosis; During the quarter that did not go particularly well for me, my grandfather died (he was truly one of my best friends), I developed optic neuritis in right eye (causing loss of clarity, color and sharp stabbing pains every time I move my eye), and experienced a horrifying exacerbation that made it difficult to stand, walk or use my arm and leg on my right side. Since then, I've started on a new medication (Tysabri) and I feel better than I've felt in a long time. While the optic neuritis is permanent, the pain is gone and the majority of my vision has cleared up. Of course the emotional pain that comes with the death of a close family member gets better with time. Overall, I'm in a great place right now to move forward toward the completion of my degree, I just need a little help getting there.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$921.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410614	$5,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410614. Member loan 410614 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	perimeter sheet metal	Debt-to-income ratio:	6.46%
Length of employment:	6 years 2 months	Location:	luthersville, GA

Home town:
Current & past employers:	perimeter sheet metal
Education:

This borrower member posted the following loan description, which has not been verified:

Just want to see you you can do for me

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,245.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410632	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410632. Member loan 410632 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Banner Electric	Debt-to-income ratio:	0.32%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:	Monastir
Current & past employers:	Banner Electric, Athens Electric
Education:	Maghrebin Institute of Cinema

This borrower member posted the following loan description, which has not been verified:

I would like to buy a piece of land in Tunisia, the country I am from. I am financailly stable. I have been working as an electrician for the past four years in this company. I have good credit. I have no outstanding debt whatsoever. My rent is only $700 per month. I do not have to make a car payment either. I have money saved in the bank as well. I am not a liability to the bank. I will not have a problem paying this loan off.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410636	$4,800	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410636. Member loan 410636 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	We Remember	Debt-to-income ratio:	12.77%
Length of employment:	1 year 2 months	Location:	Des Plaines, IL

Home town:	Des Plaines
Current & past employers:	We Remember, Matrix Direct, Bank of America / Countrywide
Education:	Loyola University Chicago

This borrower member posted the following loan description, which has not been verified:

My Discover credit card is jumping to 27.99%, and with the current credit freeze in the economy, transferring the balance to another company simply isn't happening. My credit card has a credit line of $6,000, and I will soon be paying $1,500 off, leaving the other $4,500 at a very high interest rate. I am a young and educated hard worker, with a good job. Paying for college on my own and living off campus put me in quite a bit of debt, which is currently and steadily being paid off. I am very responsible and will be attending medical school next year (I already took the MCAT and scored a 33, which is above the 90th percentile). The loan will be used to pay off the balance on the Discover card. If approved, I will pay the loan off in full by the end of 2009. I have never had a late payment on any of my revolving accounts.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,063.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 410670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410670	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410670. Member loan 410670 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Progressive Incorporated	Debt-to-income ratio:	20.06%
Length of employment:	2 years 6 months	Location:	Fort Worth, TX

Home town:	Fort Worth
Current & past employers:	Progressive Incorporated, Natcom, Inc, RHI Management Resources
Education:	Indiana Univeristy, The University of Dallas

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my current credit card debit in conjunction with refinancing my home. The refinancing of my home is in progress. I have owned my home for the past 12 years. Basically, I would like to simplify the repayment of all my debt. I have always repaid my debt on time and my credit records with FICO scores are good to excellent. I am employed full-time as a Controller in the aeronautics industry and have been with my current company for 3 years. I also teach accounting as an adjunct instructor at a local community college.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,404.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410714	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410714. Member loan 410714 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	KAYE-SMITH	Debt-to-income ratio:	3.66%
Length of employment:	8 years	Location:	Federal Way, WA

Home town:	Van Nuys
Current & past employers:	KAYE-SMITH, Premera Blue Cross
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off Credit Cards and stop using them so I have one payment. After an 11 year living situation I had to move out and set-up my own house from scratch and it has cost me more than I thought.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,220.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410762	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410762. Member loan 410762 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Danfoss	Debt-to-income ratio:	8.95%
Length of employment:	2 years 6 months	Location:	Baltimore, MD

Home town:	Longview
Current & past employers:	Danfoss
Education:	University of Richmond, Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

I have and excellent credit score, a secure job, nearly $20,000 in savings (cash, stock and 401k) and good cash flow... This debt on this card is from an old balance transfer. I've never charged any purchases to the card, and never plan to. The introductory rate expired about two months ago and I'm looking to get a better rate than what BoA is currently charging.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,824.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410765	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410765. Member loan 410765 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	American Eagle Dist. Co.	Debt-to-income ratio:	12.55%
Length of employment:	4 years 7 months	Location:	GREELEY, CO

Home town:	Fairfax
Current & past employers:	American Eagle Dist. Co., The Egg and I
Education:	Colorado State University, University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

My wife and I have numerous credit cards with varying intrest rates. We would like to be able be debt free in the next 5 years. We would like get a loan to pay off those credit cards so we are paying down 1 debt at a reasonable rate instead of paying multiple accounts every month. We bought a townhome 2 years ago. I have been at my job as a supervisor at a local distributor for 4 1/2 years and I also have a weekend job at a local brewery which i've had for 2 1/2 years. My wife is a teacher at a local private school and she has been there 3 years. We pay our bills on time and are looking for a way to be debt free.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410772	$8,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410772. Member loan 410772 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Boulevard Injury Care Inc, DBA Georgia Medical Massage	Debt-to-income ratio:	3.38%
Length of employment:	5 years 7 months	Location:	Athens, GA

Home town:	Athens
Current & past employers:	Boulevard Injury Care Inc, DBA Georgia Medical Massage
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate most of our credit cards into one loan. I have 5 cards with $11,000 in total balance. My husband has 2 with $3600 total. Some have a very low 3.9% lifetime interest rate and will be maintained. All have over 50% available credit except for 1 card, Advanta, which is going out of business and has cancelled credit privileges. Our credit score is excellent, hers 750, his 720. My husband and I run our own business, a massage therapy clinic in Athens, Ga. we started 5 years ago called Georgia Medical Massage. It is located a couple of blocks from a University of 30,000 students. We have 8 massage therapists. You can check us out on the web by Googling "massage Athens", where we are in second place or by going directly to www.ideservemassage.com. Our income is around 70K per year. Our 1200 sq ft home is also located several blocks from the University and was purchased new 4 years ago. It has a 6.25% mortgage and we just signed initial papers for a 5% refi bringing our payment down to $650 per month. We have a Heloc of 37K at prime with 14K available. We could roll the credit cards into this but would prefer to leave a cushion. We own both of our vehicles outright and have no other loans or obligations. We have been married for 15 years and have no children or dependents so our expenses are quite low. Please email with any additional questions.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$30,746.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410780	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410780. Member loan 410780 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	11.40%
Length of employment:	2 years 11 months	Location:	Queens, NY

Home town:
Current & past employers:	JPMorgan Chase & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a loan to consolidate credit card balances in order to smooth my monthly payment stream and improve my overall interest rate. Reason: Instead of having keep track of several payments a month, I'd rather make one bulk payment, while simultaneously lowering my effective rate. I will not be incurring additional debt with this loan; instead, it will help me eliminate 5 entire credit card balances. About Me: I work in finance in a large global investment bank in a stable sector (our group continues to hire new employees) with a salary of $80k and was recently promoted at the beginning of '09. I have liquid savings of $15k. I have never missed a card/loan payment and track my finances very meticulously.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410822	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410822. Member loan 410822 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Dept. of General Services	Debt-to-income ratio:	1.49%
Length of employment:	1 year	Location:	CARMICHAEL, CA

Home town:	Sacramento
Current & past employers:	Dept. of General Services, California Highway Patrol
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I will be sending this money overseas to help a family business. Currently they are in a cash crisis which require more money in order to survive. As a family member I feel this would be the only way to see the business continue to exist.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	49
Revolving Credit Balance:	$2,371.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410925	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410925. Member loan 410925 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Jetblue Airways	Debt-to-income ratio:	18.51%
Length of employment:	6 years 3 months	Location:	South Jordan, UT

Home town:	Salt Lake City
Current & past employers:	Jetblue Airways, All Smiles Dentistry (Current 2nd Job)
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I would like to use the money to consolidate three credit cards into one monthly payment. And then cancel all three credit cards because of the high interest rates. I was able to sell my house about three months ago allowing me to rent instead of paying such a high mortgage payment each month. I have a good credit score the only thing lowering it is these three credit cards. I've been a responsible borrower my whole life my credit report speaks for itself. Being able to obtain this loan would allow me to make 1 monthly payment towards the majority of my debt and allow me to put more of my money to principal instead of interest

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,098.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411092	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411092. Member loan 411092 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411160

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411160	$1,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411160. Member loan 411160 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	us government	Debt-to-income ratio:	9.51%
Length of employment:	19 years	Location:	ROMEOVILLE, IL

Home town:	chicago
Current & past employers:	us government, AMTRAK (National Railroad Passenger Corporation), metra railroad police, federal protective service police
Education:	Morton College, Lewis university

This borrower member posted the following loan description, which has not been verified:

i am buying a canoe that I alsways wanted

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,189.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411201	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411201. Member loan 411201 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,242 / month
Current employer:	American Eagle Outfitters Inc.	Debt-to-income ratio:	8.30%
Length of employment:	2 years	Location:	NATRONA HEIGHTS, PA

Home town:	East Pittsburgh
Current & past employers:	American Eagle Outfitters Inc., Ricoh Business Solutions
Education:	University of Pittsburgh-Johnstown

This borrower member posted the following loan description, which has not been verified:

I greatly appreciate you considering my loan request. I have been looking for something like this for the past three years. I moved to NYC right out of college to start working and found it difficult to stay on my feet. I got myself into a substanital amount of debt and now I am working to dig myself out. This loan would help me so much. Thank you!

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411206	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411206. Member loan 411206 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	City of Richmond	Debt-to-income ratio:	16.25%
Length of employment:	15 years 4 months	Location:	Richmond, VA

Home town:
Current & past employers:	City of Richmond
Education:

This borrower member posted the following loan description, which has not been verified:

CC company just raised rate- want to reduce and pay off.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,821.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411220	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411220. Member loan 411220 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

PREVIOUS:I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers. NEW: I had this loan request listed and was under the impresssion that my bank account waa verified, and unfortunately the lising expired while I was out of town. I am relisting with the same intent and description.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411233	$22,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411233. Member loan 411233 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	FHI INFO SOLUTIONS INC	Debt-to-income ratio:	20.61%
Length of employment:	1 year 1 month	Location:	LANCASTER, PA

Home town:	MILLVILLE
Current & past employers:	FHI INFO SOLUTIONS INC, VANGUARD Mutual Funds
Education:	Rowan University

This borrower member posted the following loan description, which has not been verified:

The credit card was used for a home improvement work. I always pay my bills on-time. I don't pay late or default.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,294.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 411236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411236	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411236. Member loan 411236 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	OFFICEALLY.COM	Debt-to-income ratio:	12.16%
Length of employment:	3 years	Location:	LAKE FOREST, CA

Home town:	sacramento
Current & past employers:	OFFICEALLY.COM
Education:	American River College

This borrower member posted the following loan description, which has not been verified:

High integrity

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	73
Revolving Credit Balance:	$5,389.00	Public Records On File:	1
Revolving Line Utilization:	28.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411258	$9,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411258. Member loan 411258 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Napa Smith Brewery	Debt-to-income ratio:	23.92%
Length of employment:	3 years	Location:	Napa, CA

Home town:	San Jose
Current & past employers:	Napa Smith Brewery
Education:	City College of San Francisco, Expresion center for new media

This borrower member posted the following loan description, which has not been verified:

I need to get rid of me credit cards. I want to be dept free, but with the amount i owe and the interest they charge it will be a very long time for me to get out of debt. The money will go to pay off my credit cards and cancel them. I have a great job with a great company. This loan will help me to reach my goal of becoming debt free.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	29
Revolving Credit Balance:	$29,330.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411282	$2,150	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411282. Member loan 411282 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	J R Dunn Jewelers	Debt-to-income ratio:	15.01%
Length of employment:	6 years 8 months	Location:	MIAMI, FL

Home town:	Richmond
Current & past employers:	J R Dunn Jewelers, Littman Jewelers
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I will use the money to take my Girlfriend,on a dream vacation to celebrate our 10th anniversary together. I am a very hard working responsible person.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	69
Revolving Credit Balance:	$27,385.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411374	$11,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411374. Member loan 411374 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	Aardvark Painting And Drywall LLC	Debt-to-income ratio:	24.35%
Length of employment:	2 years 5 months	Location:	Lakewood, CO

Home town:	Denver
Current & past employers:	Aardvark Painting And Drywall LLC, Grey Eagle Builders, RH drywall, Burger King
Education:	Metro State University of Denver, Red Rocks Community College, CU of Denver

This borrower member posted the following loan description, which has not been verified:

My name is Steve Hudmon and I am in need of consolidating some of my credit card debt. Two accounts are out of my personal debt and are the two smallest of my debt. The third is from my business credit card account. The business account is registered under my tax ID number and the other two are under my social security number. Again as I have stated in my personal arena of my life I am responsible with my debt and have not let it get to high. My business debt has been accumulated due to the poor market. I own a small painting and drywall company Aardvark Painting and Drywall LLC based in Denver, Colorado. As you know construction was one of the hardest hit industries within the economy. I had to use a lot of my material money to help pay my rent and feed my family during one of the worst 4th and 1st quarters that have been through. I am a responsible business owner with a credit score of 700. What I plan to do with the money is be able to free up my line of credit on the account that has a bill of $8,500 by going back to the pay as you go system that I have a record of doing since 07. By consolidating my credit debt including the two personal accounts this will lower my monthly payments and free up the account that I need in order to purchase the materials to do the job. What makes me a good, reliable person to lend to is the fact that I am a collage educated, 25 year old business owner. I don't know any 25 year old that has a collage education and ownes there own business. I am a highly motivated person who thrives on sucsess. I am very responsible when it comes to my finances and have a good credit score to show for it. I have to be responsible and reliable in order to run a company that grossed closs to $80,000 in its second year. If you will accept my request then I can go on to do what I plan to continue to do which is run my business and support my family. Construction is starting to pick up and May has been the first month since early in the 4th quarter where I am seeing an increase of calls for bids. Again as I have stated I am very responsible and do not like to have to be depedent on a Lender to get my self back on track, but if you let me prove to you, key word being prove because as I have learned nothing is givin to you but you must prove your worth, I belive we could work well toghether. Thank you and I hope to be approved by one of you lenders.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,954.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411423	$10,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411423. Member loan 411423 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Chase	Debt-to-income ratio:	2.09%
Length of employment:	1 year	Location:	COLUMBUS, OH

Home town:	Columbus
Current & past employers:	Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Major upgrade

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,859.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411425	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411425. Member loan 411425 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	nicholsr industrial sales	Debt-to-income ratio:	3.68%
Length of employment:	10 years 6 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	nicholsr industrial sales, Nichols Industrial Sales Company Inc.
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am using this loan to convert all my credit cards into one monthly payment

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1970	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,383.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411439	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411439. Member loan 411439 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Independent Electric Supply	Debt-to-income ratio:	5.73%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Florence
Current & past employers:	Independent Electric Supply, Billows Electric Supply
Education:

This borrower member posted the following loan description, which has not been verified:

I have previously requested a loan of 10,000 and have been approved, but I have decided to increase the loan a few dollars to pay off my car as well. Thank you,

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,842.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411440	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411440. Member loan 411440 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.02%
Length of employment:	n/a	Location:	Flint, TX

Home town:	Jackson
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My fiancee and I want to have a really nice wedding but we are coming up a little bit short and would like some help.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,689.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411444	$9,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411444. Member loan 411444 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Google Inc.	Debt-to-income ratio:	9.48%
Length of employment:	2 years 8 months	Location:	Niles, IL

Home town:
Current & past employers:	Google Inc.
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Hi Lending Club Community, I'm looking for a personal loan to pay off a Chase credit card and a Bank of America line of credit. Both banks have raised their APRs and I'm looking to consolidate the debt with a loan from investors such as yourself. I'm a responsible individual w/ a great job who is just looking for more simplicity my life. Thanks for looking!

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,612.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411483	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411483. Member loan 411483 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Army	Debt-to-income ratio:	18.05%
Length of employment:	8 years 6 months	Location:	savannah, GA

Home town:	New York
Current & past employers:	Army, US Army
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

My name is Alex Hatchett, I am looking for a loan to consolidate all my debt I have aquired over a couple of years while on my PCS movements. I believe I am a safe investment because of my occupation (Army Medic). I been in the Army for 8 years my PCS date is in OCT 2011 (But I'm planning to do 20yrs). Reason For Loan 2,000 American General 1,840 Prosper Loan 1,350 Visa Card THANKS FOR YOUR HELP

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	80
Revolving Credit Balance:	$5,791.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411492	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411492. Member loan 411492 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Delphia Consulting, LLC	Debt-to-income ratio:	5.47%
Length of employment:	7 years 5 months	Location:	Westerville, OH

Home town:	Tallmadge
Current & past employers:	Delphia Consulting, LLC, NEtmap Analytics
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate debt loan

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,546.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411507	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411507. Member loan 411507 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Hawaii/DHS/OYS/HYCF	Debt-to-income ratio:	13.09%
Length of employment:	3 months	Location:	Honolulu, HI

Home town:
Current & past employers:	State of Hawaii/DHS/OYS/HYCF
Education:	Currently working on a PhD at Capella University, Earned Master's Degree in Criminal Justice Administration from Chaminade University

This borrower member posted the following loan description, which has not been verified:

Aloha, I'm in need of $20,000-$25,000 funding to start on a planned business venture. I have had several auto loans and personal loans with banks totaling $4,000-$33,000 and have paid them all on time and in completion. The reason I cannot get a loan from a bank right now is because I have been in a few different jobs in the past 2 years, with gaps in between employment. I also just recently purchased a 2009 vehicle so it looks like I have too much obligation. However, I can afford to pay for the loan, even when my worst luck occurs and my business plan fails.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,790.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411544	$21,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411544. Member loan 411544 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,452 / month
Current employer:	USAF	Debt-to-income ratio:	13.19%
Length of employment:	11 years 4 months	Location:	HAUGHTON, LA

Home town:	Thibodaux
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my credit card and timeshare in a reasonable amount of time. I am a very responsible person and pay my bills on time. I am in the USAF and you can count on me taking care of this debt.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	23
Revolving Credit Balance:	$8,708.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411571	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411571. Member loan 411571 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Ronald J Vickers and asc.	Debt-to-income ratio:	4.40%
Length of employment:	5 years	Location:	Lake Villa, IL

Home town:	Lake Villa
Current & past employers:	Ronald J Vickers and asc.
Education:	Western Illinois University, College of Lake County

This borrower member posted the following loan description, which has not been verified:

Intelligent young female student seeks to refinance some non-government student loans. After taking finance classes, I have come to the conclusion and calculation that I can save a couple of hundred dollars a month in interest by consolidating some high interest loan debt. By simply consolidating, it will free up additional money to repay this loan off early. Help send me off into my career in a stronger financial position.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,627.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411574	$1,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411574. Member loan 411574 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Alcatel-Lucent	Debt-to-income ratio:	14.31%
Length of employment:	5 years 11 months	Location:	San Jose, CA

Home town:	Redwood City
Current & past employers:	Alcatel-Lucent, Candera Inc., MAYAN Networks, RadioLAN, GigaLabs, Bay Networks, US Army
Education:	Mission College, Heald College at San Jose, Peru State College

This borrower member posted the following loan description, which has not been verified:

I am currently working on my bachelor's degree, and am taking a couple of summer courses that will cost ~$700 plus books (have to borrow $1K minimum). Rather than floating this on a credit card at a higher interest rate, I'd rather borrow the money here. My employer will reimburse most of the cost upon successful completion of these course. I do have impeccable credit, and I will easily be able to repay the loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$167,381.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411653	$12,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411653. Member loan 411653 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Central Parking Systems	Debt-to-income ratio:	8.85%
Length of employment:	3 years 6 months	Location:	DAYTONA BEACH, FL

Home town:	Lawton
Current & past employers:	Central Parking Systems
Education:	DBCC

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 3 accounts from wells fargo to stop revolving interest and purchase property for investment.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,759.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411682	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411682. Member loan 411682 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Endeavor Consulting	Debt-to-income ratio:	8.91%
Length of employment:	3 months	Location:	Carnation, WA

Home town:	Ann Arbor
Current & past employers:	Endeavor Consulting, University of Michigan
Education:	University of Michigan, Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

As part of my separation settlement, I am required to pay debt on my ex's credit cards (her debt, not mine). I agreed to this, as well as a sum of cash, which has been already paid, in order to avoid going to court to fight over property. I have managed to pay the cash settlement portion (12K), and, had the process moved more quickly, I could have refinanced and obtained the remaining amount as cash out against my home. However, because of the housing market collapse, I have been unable to refinance after almost a year of attempts to do so. I would like to find the financing so I can close this issue and move on with my life.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 411685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411685	$9,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411685. Member loan 411685 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	DSWA	Debt-to-income ratio:	16.25%
Length of employment:	3 years	Location:	New Castle, DE

Home town:
Current & past employers:	DSWA, STRATUS BLD SVCS dba
Education:	Wilmington College

This borrower member posted the following loan description, which has not been verified:

WILL SET UP AUTO PAY

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,546.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411740	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411740. Member loan 411740 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	houston electric	Debt-to-income ratio:	17.69%
Length of employment:	5 years 2 months	Location:	FAIRMONT, OK

Home town:	Enid
Current & past employers:	houston electric
Education:	Autry Technology Center

This borrower member posted the following loan description, which has not been verified:

thank you for taking the time to look

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 411755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411755	$2,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411755. Member loan 411755 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Silver Lining Investment Properties LLC	Debt-to-income ratio:	17.17%
Length of employment:	2 years 8 months	Location:	Eugene, OR

Home town:
Current & past employers:	Silver Lining Investment Properties LLC, Tucker Built Construction
Education:	Lane Community College

This borrower member posted the following loan description, which has not been verified:

My company is Silver Lining Investment Properties LLC, and we have been in business since 2007 buying and selling residential houses. We buy bank owned houses at .40 to .50 cents on the dollar and then resell them to retail buyers and investors for .80 cents on the dollar. It is great to see new home owners in an affordable house with pre-existing equity. Our company runs about 3 to 5 properties at a time. Since the current credit meltdown our business lines of credit with two of our banks and loan programs have disappeared. We now need to reinvest most of our profits to fund any new properties we purchase, which is fine, but ties up a lot of our cash and is keeping us from expanding our business. This loan would help us with a down payment on a great property deal in Portland, Oregon. We just had an offer accepted by Umpqua Bank for $225,000 and need to put 20% down to get financing or $45,000. We are investing $34,000 of our own cash for the down payment and still need $11,000 to meet the 20% down payment requirement of $225,000. The property is valued at $399,000 which is very conservative market price; two comparables on the same street have sold for about $425,000 in the last 2 months. It is in a great neighborhood by great schools, and it is too good of an opportunity to pass up. -The loan will be paid off in 6 months to 1 year, after the house is sold or refinanced. Thank you for your consideration, Michael Allen Silver Lining Investment Properties LLC Owner

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,687.00	Public Records On File:	1
Revolving Line Utilization:	39.20%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411759	$13,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411759. Member loan 411759 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,753 / month
Current employer:	RGIS Inventory Specialists	Debt-to-income ratio:	13.98%
Length of employment:	4 years 4 months	Location:	NORTH ATTLEBORO, MA

Home town:	Attleboro
Current & past employers:	RGIS Inventory Specialists, Sun Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to pay off some debt that I have and to also move into my own place. I have been with my job for 4.5 years and I have just been offered another job that I will be taking. I make my bill payments every month and would just like to have one payment instead of several. I'm just looking for someone to give me a chance.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,670.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411775	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411775. Member loan 411775 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Priority Jet LLC.	Debt-to-income ratio:	7.23%
Length of employment:	1 year 6 months	Location:	Jackson, GA

Home town:	Houston
Current & past employers:	Priority Jet LLC., Global Data Aviation
Education:	Falcon Flight School

This borrower member posted the following loan description, which has not been verified:

Lender(s), I am a corporate pilot who was unemployed a couple of years ago. I only have credit card debt and a house payment. I would love to pay-off my Credit Card debt but the interest is killing me. Please take some consideration in loaning me some cash to pay this off. I am always on time with my credit card bills. Thank you, Phillip Wolfram

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,018.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411779	$18,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411779. Member loan 411779 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,288 / month
Current employer:	Kappa Silk Printing	Debt-to-income ratio:	15.03%
Length of employment:	5 years	Location:	BEVERLY HILLS,, CA

Home town:	korea
Current & past employers:	Kappa Silk Printing
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,430.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 411780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411780	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411780. Member loan 411780 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Cabinet Designs	Debt-to-income ratio:	0.00%
Length of employment:	6 years 5 months	Location:	Jamesport, MO

Home town:	Iroquois
Current & past employers:	Cabinet Designs
Education:

This borrower member posted the following loan description, which has not been verified:

We (my husband & I) are requesting a short term loan to cover COGS and payroll. We will be collecting about $19,000 within a month (by July 6) out of which we will be able to pay the balance. The reason for the need is because of clients postponing both projects and delivery dates.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	22
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411798	$7,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411798. Member loan 411798 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	E.M Vanover Piano & Performing Arts Studio	Debt-to-income ratio:	24.96%
Length of employment:	5 years	Location:	Houston, TX

Home town:	Mobile
Current & past employers:	E.M Vanover Piano & Performing Arts Studio, The Motherhood Center, Amore Medical Spa
Education:	University of St. Thomas at Houston

This borrower member posted the following loan description, which has not been verified:

We are currently in the process of trying to sell our home. We are needing some disposable income to help complete the repairs. We hope to pay this back once the home sells.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$571.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411809	$19,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411809. Member loan 411809 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,975 / month
Current employer:	Bureau Veritas	Debt-to-income ratio:	10.54%
Length of employment:	3 years 11 months	Location:	BUFFALO, NY

Home town:	Ft Madison
Current & past employers:	Bureau Veritas, Delaware North Companies, Barrister Info Systems, National City Corp.
Education:	SUNY at Buffalo, Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay off and close two revolving accounts (8k and 6k) and pay off two other debts with the rest - i have an excellent work history and excellent pmt history of all my accts for 20+ years.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$30,092.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411870	$19,400	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411870. Member loan 411870 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,327 / month
Current employer:	n/a	Debt-to-income ratio:	23.95%
Length of employment:	n/a	Location:	Saint Louis, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am very determined to get out of debt asap. I could just pay off my debts directly but the interest rates are higher. I have a secure job as a mechanical engineer and I have pretty good income. I have never defaulted on any loans. I have no late payments in my credit. I am a very responsible person when it comes to paying debts. Please feel free to ask any questions you may have. Thank you.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,956.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411880	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411880. Member loan 411880 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Harland Fincancial Solutions	Debt-to-income ratio:	8.04%
Length of employment:	8 years 3 months	Location:	Longwood, FL

Home town:	Birmingham
Current & past employers:	Harland Fincancial Solutions
Education:	University of Birmingham, UK

This borrower member posted the following loan description, which has not been verified:

I have a great credit score and am looking to spread out some debt over time rather than take an immediate hit now. My brother is getting married in the UK and this will fund the costs of the trip. My income allows me to easily repay this loan and I plan on repaying it early.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,625.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411897	$4,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411897. Member loan 411897 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	19.11%
Length of employment:	3 years	Location:	Colorado Springs, CO

Home town:	Alexandria
Current & past employers:	Time Warner Cable
Education:	Pikes Peak Community College

This borrower member posted the following loan description, which has not been verified:

Need money for college

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,166.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 411992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411992	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411992. Member loan 411992 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Spot	Debt-to-income ratio:	7.15%
Length of employment:	11 months	Location:	Chicago, IL

Home town:
Current & past employers:	Spot
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,217.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412023	$20,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412023. Member loan 412023 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Cooper Industries Ltd.	Debt-to-income ratio:	15.90%
Length of employment:	3 months	Location:	Palm Desert, CA

Home town:	Cambridge
Current & past employers:	Cooper Industries Ltd., Quiring Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am a good investment, the money will be paid back ahead of time, and we will both prosper from this union.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	42
Revolving Credit Balance:	$30,965.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412034	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412034. Member loan 412034 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,583 / month
Current employer:	James O. Sanders	Debt-to-income ratio:	14.66%
Length of employment:	7 years	Location:	WAYNE, PA

Home town:	Phoenixville
Current & past employers:	James O. Sanders, Tom Singer
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to get out of debt

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,896.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412144	$5,550	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412144. Member loan 412144 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	trader joes	Debt-to-income ratio:	16.95%
Length of employment:	7 years 2 months	Location:	BELMONT, CA

Home town:	belmont
Current & past employers:	trader joes, Longs Drug Stores
Education:	college of san mateo

This borrower member posted the following loan description, which has not been verified:

I plan on using this loan to pay off a few of credit cards I owe money on. I have been making monthly payments on all of my cards regularly. I have no negative marks and have only made a couple of late payments in the 10 years that I have had credit cards. I have never missed a payment. The cards collectively have just too high of interest rates to get anywhere with the payments I can make. The payments are always above the minimum payment its just not enough. I will of course plan on making larger than minimum payments to you as well. I plan on canceling a couple of them but not all of them because I heard that is bad for your credit. I would really appreciate this loan because I would really like to be able to start enjoying my paycheck someday instead of just paying bills and maybe one day have good enough credit to purchase a home. I have a very secure job at an extremely popular trendy inexpensive grocery store chain that continues to grow especially in these hard times. I have been there for over 7 years. I also had to move back in with my parents after a break up and have no rent to pay. I plan on staying here for at least another year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,192.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412148	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412148. Member loan 412148 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hackensack Board Of Ed.	Debt-to-income ratio:	17.59%
Length of employment:	2 years	Location:	HACKENSACK, NJ

Home town:	Hackensack
Current & past employers:	Hackensack Board Of Ed.
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

Hi, me and my fiance would like to get married soon, we are very responsible on our monthly payments, the only bills that I have are very minimum, as he pays for rent and or other expenses, my credit score is over 700, these loan will mean the world to me as I will realize my dream wedding with the man I love.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,523.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412158	$24,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412158. Member loan 412158 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Drs. Newman, Blackstock & Assoc	Debt-to-income ratio:	18.47%
Length of employment:	11 months	Location:	Blacksburg, VA

Home town:	Indianapolis
Current & past employers:	Drs. Newman, Blackstock & Assoc, Indiana University
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

Simply looking for a decent loan for a new car purchase.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,598.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412217	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412217. Member loan 412217 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Federal Aviation Administration (FAA)	Debt-to-income ratio:	19.61%
Length of employment:	6 years 6 months	Location:	Pearl City, HI

Home town:	Waimea
Current & past employers:	Federal Aviation Administration (FAA)
Education:	Heald College at Honolulu

This borrower member posted the following loan description, which has not been verified:

Hi, I would like to refinance my loans with a better interest rate. Thanks, Romeo

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,694.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412246	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412246. Member loan 412246 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,585 / month
Current employer:	Principal Financial Group	Debt-to-income ratio:	23.85%
Length of employment:	5 years 2 months	Location:	Leeds, AL

Home town:	Cruger
Current & past employers:	Principal Financial Group
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to expand my pet care franchise by purchasing another established franchise in a nearby market. My business plan calls for $35,000 total investment. I have $10,000 to invest in this project. The additional franchise is $22,000 and my operating budget for the first six months is $13,000. The operating budget will cover marketing expense, the purchase of a new computer and other overhead related to the operation of the two franchises. Fetch! Pet Care is a leader in the pet care industry. With over 200 franchises nationwide we are one of the fastest growing franchise companies in the US. I have over 15 sitters in my market today and the new territory has 8 sitters with an opportunity to expand that number immediately. This is a family owned and operated business. Please share any questions you have and I'll be happy to answer them. Have a great day and thanks for your consideration.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,741.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412286	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412286. Member loan 412286 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Sun State Builders	Debt-to-income ratio:	24.59%
Length of employment:	4 years 1 month	Location:	Tempe, AZ

Home town:	Newport Beach
Current & past employers:	Sun State Builders, DBAC, City of Newport Beach
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan in the amount of $25,000. I have credit card debt that I would like to eliminate, especially since the two that carry high balances just notified me that they will be raising the interest rate in July. I have never been even one day late on these two cards. Currently I pay about $600 a month on various credit accounts and I determined that through a debt consolidation loan at around 11% interest for 5 years, I could pay off this debt and still be able to save half of what I am paying monthly to credit cards. I am a single woman with a good job and own a home in Arizona. The condition of the housing market in AZ is dismal and hence I cannot obtain a home equity loan to pay this debt off. I have been working for my current employer for 4 years and feel confident that my job is secure. 8 years ago I had to declare bankruptcy due to my husband's suicide. He left me with an enormous amount of debt. However, since his passing in 1999, I have purchased 2 homes. I am hoping that you will grant me this personal loan. None of my credit accounts (including my home) have been paid late. I have just let this debt get out of control and need to eliminate it all together. Thank you.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	67
Revolving Credit Balance:	$62,265.00	Public Records On File:	1
Revolving Line Utilization:	68.50%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412289	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412289. Member loan 412289 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	housewife	Debt-to-income ratio:	16.30%
Length of employment:	26 years	Location:	Plano, TX

Home town:	A
Current & past employers:	housewife
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sir This loan will help me in forwarding my working at getting my A.A. degree. I am working at a A.A. in American Sign Language. Thank You Mrs. Dora Harrington

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,340.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412331	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412331. Member loan 412331 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	n/a	Debt-to-income ratio:	17.94%
Length of employment:	n/a	Location:	WATERTOWN, CT

Home town:	waterbury
Current & past employers:	engineering & plastics
Education:

This borrower member posted the following loan description, which has not been verified:

repairs for house

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,962.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412345	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412345. Member loan 412345 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	U.S.P.S	Debt-to-income ratio:	17.37%
Length of employment:	4 years 2 months	Location:	North Massapequa, NY

Home town:	Pulaski
Current & past employers:	U.S.P.S, sunrise credit
Education:

This borrower member posted the following loan description, which has not been verified:

want to pay off my bills so this way i will only have one bill to pay.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,089.00	Public Records On File:	1
Revolving Line Utilization:	13.80%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412350	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412350. Member loan 412350 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ReachLocal	Debt-to-income ratio:	10.91%
Length of employment:	2 years 6 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	ReachLocal
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I have a few credit cards that I'm trying to consolidate into one payment with a relatively low interest rate. Some of them have increased their interest rates without warning and the monthly payments are not reasonable. I have a solid job and want to pay the amount down at a steady rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,685.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412378	$1,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412378. Member loan 412378 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,394 / month
Current employer:	ADP	Debt-to-income ratio:	16.29%
Length of employment:	1 year 3 months	Location:	Jackson, MS

Home town:	Jackson
Current & past employers:	ADP
Education:	Mississippi College

This borrower member posted the following loan description, which has not been verified:

Loan for summer school expenses

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,906.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412382	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412382. Member loan 412382 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Papercutz, Inc	Debt-to-income ratio:	8.00%
Length of employment:	4 years	Location:	New York, NY

Home town:	Hanover
Current & past employers:	Papercutz, Inc
Education:	Syracuse University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

This is for the company I am the CEO for: Papercutz. We presently publish such series in comics graphic novels as Nancy Drew, the Hardy Boys and Bionicle with great success. We're expanding most notably with Geronimo Stilton in comics coming this fall. Pre-orders for this new series are the best we've ever had putting our print run at 30,000 for each. You can see more about Papercutz at www.papercutz.com. Right now, however, the expansion is costing us and we are tight and in need of cash to tide us over to that launch. Papercutz has been in business for 4 years and is growing in a field that is growing quickly within publishing. I myself have a good credit rating, very little debt: only a mortgage which is less than 20% of the worth of the home it's on (at present value).

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,283.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412487	$2,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412487. Member loan 412487 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Discovery Communications	Debt-to-income ratio:	23.29%
Length of employment:	1 year	Location:	ALEXANDRIA, VA

Home town:	Tacoma
Current & past employers:	Discovery Communications, Sejersen DPS, Fuel Digital Inc
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am selling my car for a loss to help save money in the long run. This is the beginning of me getting my debt under control and I'm in a 2 car household that uses public transportation 95% of the time so mine is unnecessary and costing me money I don't need to spend. By saving the money of my car and insurance payments this will free up a lot of money to pay off my other debts and move toward a debt free future.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,689.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412529	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412529. Member loan 412529 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Self-employed	Debt-to-income ratio:	22.61%
Length of employment:	5 years	Location:	COLUMBUS, OH

Home town:	Cleveland
Current & past employers:	Self-employed
Education:	Case Western Reserve University, School of Law, Universityof Rochester

This borrower member posted the following loan description, which has not been verified:

I am currently divorcing from a man with poor credit. Accordingly all of the debt is in my name.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,246.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412567	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412567. Member loan 412567 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,289 / month
Current employer:	BP America Production Company	Debt-to-income ratio:	18.87%
Length of employment:	23 years 9 months	Location:	McComb, MS

Home town:	Mccomb
Current & past employers:	BP America Production Company
Education:	Southwest Community College

This borrower member posted the following loan description, which has not been verified:

My daughter has been accepted to the Southern Medical Corporation School of Sonography in Baton Rouge Louisiana. This is a private college with tuition costing $13,000.00 Class room computers are also needed for note taking-- My husband and i are both employed with a nice income, however $13,000 in one lump sum is a little difficult. We would greatly appreciate help with this college tuition. We plan on providing the expenses for living. Sincerely, Allen Turnage

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,168.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412583	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412583. Member loan 412583 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Princeton Animal Hospital	Debt-to-income ratio:	19.96%
Length of employment:	4 years 2 months	Location:	TRENTON, NJ

Home town:	hamilton
Current & past employers:	Princeton Animal Hospital
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

will this be a fixed rate or can you change it at any time

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,833.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412585	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412585. Member loan 412585 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	15.70%
Length of employment:	7 years 8 months	Location:	Scottsdale, AZ

Home town:	Fargo
Current & past employers:	Best Buy Co. Inc., Best Buy Co. Inc.
Education:	Arizona State University, University of Phoenix, Minnesota State University-Moorhead, Alexandria Technical College

This borrower member posted the following loan description, which has not been verified:

I have got to get out from under this debt and the only way to do it is to cut up my cards and refiance the amount to a reasonable rate. I have good credit but these cards are killing me - lesson learned!!!!

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,679.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412616	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412616. Member loan 412616 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Electro Industries	Debt-to-income ratio:	1.51%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:	Berbice
Current & past employers:	Electro Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to be free from revolving credit card debt with high interest rates of 23% to 27%. I want to be able to pay off all my debt, knowing in 3 years I can be debt free except for my mortgage.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,374.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412684	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412684. Member loan 412684 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	NMUSD	Debt-to-income ratio:	9.90%
Length of employment:	8 years 9 months	Location:	Newport Beach, CA

Home town:	Newport Beach
Current & past employers:	NMUSD
Education:

This borrower member posted the following loan description, which has not been verified:

I have been running a hobby catering service for three years. I started with a relative's wedding and one referral is all it took to keep me in cake ever since! This past year, I have been working full time with my catering in ADDITION to working full time as a Special Ed teacher aid, a position I have held for 8 years. Things have gotten to the point where I have formally organized the company and am going to devote myself fully to my passion. This past year I have been paying myself an extra $2,400 per month by regular deposit, and I figure now is a good time to make the move. I am looking for $15,000 to update my cooking and service equipment to better facilitate my growth and production. I am not yet a homeowner, but have years of good credit with no delinquencies on my installment and revolving accounts. I look forward to exploring any possible solutions available to me!

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,008.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412704	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412704. Member loan 412704 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	S and E Global	Debt-to-income ratio:	21.53%
Length of employment:	1 year	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	S and E Global
Education:	Saddleback College

This borrower member posted the following loan description, which has not been verified:

Investing to my business.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,562.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412731	$17,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412731. Member loan 412731 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Rotech Healthcare Inc	Debt-to-income ratio:	8.13%
Length of employment:	4 years 2 months	Location:	orlando, FL

Home town:	Valley Stream
Current & past employers:	Rotech Healthcare Inc
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my credit cards and not use them anymore.. I am looking to pay this off quickly hopefully within a year. I have a great credit score and i have never missed any payments what so ever. Thank you, Christopher

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,001.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412736	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412736. Member loan 412736 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	State of Texas Health and Human Services Commission	Debt-to-income ratio:	13.21%
Length of employment:	1 year 5 months	Location:	dripping springs, TX

Home town:	Dripping Springs
Current & past employers:	State of Texas Health and Human Services Commission
Education:	South Texas College of Law

This borrower member posted the following loan description, which has not been verified:

I am a solidly employed attorney looking to clean up ex-spouse credit card debt following 2004 divorce. My new husband, also an attorney, and I both work in high-profile legal positions with the state of Texas. We have noticed bank lender rates sky rocketing without regard to our excellent payment histories.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,058.00	Public Records On File:	1
Revolving Line Utilization:	73.70%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412756	$4,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412756. Member loan 412756 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	PEOPLES HEALTH NETWORK	Debt-to-income ratio:	16.71%
Length of employment:	7 years 1 month	Location:	chalmette, LA

Home town:	new orleans
Current & past employers:	PEOPLES HEALTH NETWORK, The Oath of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

I am needing a loan to help pay debts that I have. I am a very responsible person that will make my payments on a timely manner.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,346.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412790	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412790. Member loan 412790 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	van Dijk Consultants	Debt-to-income ratio:	12.03%
Length of employment:	14 years 5 months	Location:	Pittsburgh, PA

Home town:	Rotterdam
Current & past employers:	van Dijk Consultants
Education:	Ashram College

This borrower member posted the following loan description, which has not been verified:

Expanding our acquisition of unique income producing websites with cross marketing capabilities. Seller is willing to sell website at a multiple of only .76 X cash flow. Monthly NOI around $2,200 Seller will take $20,000 for site. Seller needs cash to start another venture. We own another site that has over a million unique visitors per month that we recently acquired and this immigration (how to site) would be a great cross marketing site for us. More details with respect to our back ground can be supplied upon serious interest in working with us on this and other future projects.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,108.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412805	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412805. Member loan 412805 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Red Dog LLC	Debt-to-income ratio:	17.42%
Length of employment:	8 years	Location:	Rockport, MA

Home town:	Rockport
Current & past employers:	Red Dog LLC, Whole Foods
Education:	RI College

This borrower member posted the following loan description, which has not been verified:

I have been a business owner in the retail / wholesale coffee business for the last 8 years. The "bread and butter" for me has been in the cafe / retail side of the business. We have increased sales in all but one year since opening. Live music, art shows and book sales, sparked an 18% sales growth last year, during some tough economic times. The newest additions to our business are roasting, wholesale and event catering. Along these lines we've decided that the business is in need of a larger truck and I will be purchasing one within a few weeks. I will be trading an existing truck (Citizens Loan $8600) for a larger truck at approximately the same price. My goal is to eliminate high interest debt from three revolving accounts, IE: CitiFinancial, BofA and HSBC, before trading vehicles. The average interest on those cards is 21%. I believe that these accounts have been larger contributors to a mediocre credit score. I am new to this avenue of borrowing. While reading some of the blogging in relation to peer lending, there seemed to be an interesting range of opinion. One that caught my eye was the opinion that only credit challenged folks would opt for this method of financing. I was surprised by that opinion. In my opinion it was refreshing to see an alternative to the traditional bank approach. I'm hoping that in time, this form of lending will only add to the apparent snowballing of localism, community and grassroots momentum, developing in many other endeavors. Please let me know how I can add to this profile. Thanks

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412809	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412809. Member loan 412809 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,240 / month
Current employer:	Retired: Military & Local Public Schools	Debt-to-income ratio:	18.58%
Length of employment:	15 years	Location:	Statesboro, GA

Home town:
Current & past employers:	Retired: Military & Local Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

My house would be greatly improved with architectural changes and expansion to its large, but poorly insulated and small-windowed back porch/sunroom. A good rate on this loan would expedite this project immensely! Thank you for your consideration! mj

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,004.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412823	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412823. Member loan 412823 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	University Of Kentucky Medical Center	Debt-to-income ratio:	13.51%
Length of employment:	27 years 4 months	Location:	Lexington, KY

Home town:	Williamson
Current & past employers:	University Of Kentucky Medical Center, Univesity of Kentucky Medical Center
Education:	University of Kentucky

This borrower member posted the following loan description, which has not been verified:

My purpose for this request is to help with my recruitment of sales reps and advertising expense for the next 6 months until the revenue derived from the start up can pay this back and provide a second income source. I will be working at my Nursing job for the next 5 years before I can claim my full retirement. I have worked at UK for 27yrs. By then this business will be able to provide the income necessary for me to actually leave the nursing profession. I expect to pay this loan back in less than 3 yrs.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,392.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412824	$1,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412824. Member loan 412824 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Newark Emergency Services for Families	Debt-to-income ratio:	1.93%
Length of employment:	1 year 2 months	Location:	PLAINFIELD, NJ

Home town:	Livingston
Current & past employers:	Newark Emergency Services for Families, Babyland Family Services, BUF Health and Human Services
Education:	Kean University, Morgan State University

This borrower member posted the following loan description, which has not been verified:

Honestly, I really would like to consolidate all of my debt into one lump sum. It goes without saying that paying off ONE debt, on a monthly basis, is much easier than paying off 5 or 6. Too many different interest rates, too many dates to remember, and in too many directions my money is being pulled. I feel this would be a great opportunity for me to pay off my debt, terminate one or two of my credit cards, and start fresh. I would utilize this loan to pay off any and all credit cards, account fees, medical expenses, etc. This loan would be an unbelievable help to me. I am willing and ready to set up an automated deduction plan and/or schedule, to assure you that you get your money on a monthly basis. Please give this application the utmost of your consideration.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,469.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412835	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412835. Member loan 412835 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Echostar Communications	Debt-to-income ratio:	8.63%
Length of employment:	11 months	Location:	Aurora, CO

Home town:	Hyderabad
Current & past employers:	Echostar Communications, Gartner
Education:	University of Bridgeport, CT, USA

This borrower member posted the following loan description, which has not been verified:

I was approved for this loan. Due to technical difficulties I am applying for the loan again.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,023.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412846	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412846. Member loan 412846 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to payoff i credit card and a small loan, convert it into one montly payment.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412882	$7,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412882. Member loan 412882 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	9.17%
Length of employment:	14 years	Location:	Mound, MN

Home town:	Boulder
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

I've managed to pay down over 20K in debt in the past 3 years but now I want it in one payment. (How did I get in that much debt you ask? Ugly divorce.) I have $7200 left and I can hammer that out in the next couple of years. Your help and support would be most appreciated.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,392.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412925	$14,500	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412925. Member loan 412925 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,978 / month
Current employer:	Armed Forces	Debt-to-income ratio:	21.79%
Length of employment:	6 years 10 months	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Armed Forces
Education:

This borrower member posted the following loan description, which has not been verified:

I want to use this loan to consolidate my debts into one payment.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,562.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412999	$11,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412999. Member loan 412999 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Service Management Group	Debt-to-income ratio:	16.42%
Length of employment:	3 years 5 months	Location:	GREENWOOD, MO

Home town:	Maywood
Current & past employers:	Service Management Group, United Services Community Action Agency
Education:	Webster University, Pittsburg State University, University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I've been paying off all of my credit card payments on time. My Washington Mutual credit card was recently sold to Chase who has super high interest rates. I want to pay it off and make payments at a lower interest rate. I have a solid job and have paid my mortgage and car payments on time for at least 3 years.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,514.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413003	$2,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413003. Member loan 413003 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Maya Lin Studio	Debt-to-income ratio:	13.42%
Length of employment:	1 year 7 months	Location:	BROOKLYN, NY

Home town:	North Brunswick
Current & past employers:	Maya Lin Studio
Education:	New Jersey Institute of Technology

This borrower member posted the following loan description, which has not been verified:

For personal reasons, I suddenly need to find a new apartment. While this is not so great news, the good news is that I'll be better off financially. I'll be paying less per month, and able to quickly repay this generous offer. I'll also be able to save more myself! So this loan is simply to cover the initial expenses - security deposit (which I will be getting back from my current apartment - equal to half this loan), upfront costs, etc. I guess I should say that this move is not financially related (eg, I have not lost my job or can't cover my rent), but purely personal, and quite sudden and unexpected. If I do receive this offer, I will be forever grateful, and will have saved years worth of anxiety. Thanks, in advance, for your consideration and (possible) assistance. All the best.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,719.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413010	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413010. Member loan 413010 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$50,000 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	1.03%
Length of employment:	2 years 1 month	Location:	Chicago, IL

Home town:	St. Louis
Current & past employers:	Goldman Sachs Group, Lehman Brothers, Bank One, Household International/HSBC
Education:	University of Chicago Graduate School of Business, University of Missouri-St Louis, Olivet Nazarene University

This borrower member posted the following loan description, which has not been verified:

Last year, my brother and I started our own business based in Columbia, MO with two key business units; one line of business provides raw materials for the second line of business. The first business line is a residential/commercial tree, landscaping and lawn service. The second line of business, sells the raw materials acquired by the first line; namely wood fuel, mulch, firewood and also accepts green waste from individual consumers as well as cities and municipalities. You can visit our website at Braikbrothers.com to learn more about our company. We have been growing rapidly but, have found it difficult to access working capital by conventional measures so, decided to give this a try. I have worked in financial services for the past 13 years. I own a significant amount of residential and rural real estate with an average LTV of approximately 60%. My largest real estate holding is 365acres in rural central MO. The property is appraised at roughly $1.1MM (w/a $650k mortgage). Most local lenders are not willing to increase the LTV on this loan with cash out above 65%. My brother was the Controller/CFO of a family owned tree service in St. Louis for 6 years. During this time he gained an enormous amount of practical, hands on experience into how a successful tree service should be run. We have two certified arborists on staff. One of which is eligible to sit for the Master Arborist certification which requires being a certified arborist for at least 6 years. We have grown from 3 full-time employees when we officially began offering services in September of last year and given the demand for our services in Columbia and St. Louis, MO, currently employ 10 full-time employees. With my brother heading up the day-to-day operations, a professional and well-trained staff to complete the work and my ability to provide personal capital and access to further financing I am very bullish on the prospects for our business. As with any new business access to working capital is a key ingredient to success and I am excited by the opportunities this site may provide. I can be contacted via email (jsbraik@yahoo.com) at any time should you require additional information.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	7
Revolving Credit Balance:	$26,856.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413011	$2,100	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413011. Member loan 413011 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	WPP	Debt-to-income ratio:	20.18%
Length of employment:	1 year 7 months	Location:	New York, NY

Home town:	Arlington Heights
Current & past employers:	WPP, Interpublic Group
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Hello, I currently have a high interest credit card and I'd like to pay it off with this lower interest loan. I'm gainfully employed with a secure job. Feel free to ask me any additional questions!

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,521.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413026	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413026. Member loan 413026 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Robomodo Inc	Debt-to-income ratio:	12.71%
Length of employment:	5 months	Location:	Chicago, IL

Home town:	Seattle
Current & past employers:	Robomodo Inc, Sony, Wizards of the Coast
Education:	DigiPen Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I've had a string of bad luck and big expenses recently, and the only Credit cards I have all have 20%+ APRs. The payments aren't really an issue, but since it will be several months before everything is paid off I am trying to get a lower rate. Events: 1. Recently married, and blew much of my spare liquid assets financing this. I've got three months living expenses in case I lose my job, but not enough to outright pay the costs of the other things listed here. 2. My dog's leg got broken in an accident, and getting it repaired costed substantially more than I thought possible. Most of this money is due to that. http://yfrog.com/5hn290200108286946263j a sad picture of Napoleon at the vet. 3. I was hit by an uninsured driver, and my deducitible was $1000. Additionally I had to replace two tires on my car that weren't covered by my insurance, which ran another $500.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,641.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413036	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413036. Member loan 413036 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	North County Vending	Debt-to-income ratio:	20.69%
Length of employment:	2 years 6 months	Location:	NORTH LAS VEGAS, NV

Home town:	Sacramento
Current & past employers:	North County Vending, Blockbuster Video
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt that I have with four major credit cards. Any help would be greatly appreciated

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,473.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413040	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413040. Member loan 413040 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	John Wiley & Sons Inc	Debt-to-income ratio:	6.40%
Length of employment:	7 years	Location:	Newburgh, NY

Home town:
Current & past employers:	John Wiley & Sons Inc
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $12,000 to renovate and prepare one unit in my two-family home for rental. My renovation plans include: new kitchen cabinets and counters; new bathroom tile; new hardwood floor; new finished basement area to be used as storage; Unfortunately, home equity is not enough to complete project. I live in the top unit of the two-family house and plan to use rental income toward paying off the loan and home maintenance expenses.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	37
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413070	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413070. Member loan 413070 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Liberty Plaza	Debt-to-income ratio:	7.35%
Length of employment:	2 years 10 months	Location:	Oakley, CA

Home town:	Oakland
Current & past employers:	Liberty Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I've been working on paying off my credit card debt for the last couple of years. Since I have automated minimum payments set up for the credit cards with a balance and I also automate other payments out of my checking account, I often find myself having a hard time gauging how much money I have available. My account has been overdrawn on occasion. This loan will allow me to pay off several cards and allow me some leeway with my monthly budgeting. In turn, this should allow me to expand my emergency fund faster and more effectively. Thanks for taking the time to read this.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,572.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413088	$1,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413088. Member loan 413088 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Saint Paul Academy and Summit School/ Saint Paul Parks and Recreation	Debt-to-income ratio:	13.57%
Length of employment:	8 years	Location:	Saint Paul, MN

Home town:	Saint Paul
Current & past employers:	Saint Paul Academy and Summit School/ Saint Paul Parks and Recreation, Saint Paul Parks and Recreation
Education:	Concordia University-Saint Paul

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to put in a bathroom in the basement of my house. I consider myself a low risk, because I have a high credit rating, a secure full-time, and part-time job.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,105.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413105	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413105. Member loan 413105 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Hotels at Home Worldwide	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Trenton
Current & past employers:	Hotels at Home Worldwide
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I am Ivy league educated and extremely responsible. I have a full time job in a stable company that I have held for five years. I plan to keep this job for at least another few years. I recently moved into a rent free apartment owned by family in NYC and would like to furnish it without completely draining my bank account in case short term funds are needed for incidentals. I need to have a cash buffer to my name apart from my assets in order to feel comfortable making luxury home improvement purchases. I do not want to be using credit cards for such purchases This money for me will serve the important function of a 'piece of mind loan' - I would rather pay high interest rates here to know that after I make some short term purchases I will still have cash in case of an emergency This is my first time trying something like this so if other information would be helpful please let me know.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413227	$3,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413227. Member loan 413227 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Diebold	Debt-to-income ratio:	23.65%
Length of employment:	5 years 6 months	Location:	Canton, OH

Home town:	Canton
Current & past employers:	Diebold
Education:	Thompson Institute, foley belsaw, Cleveland institute of electronics

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my school and all my curent bills. I work full time and go to school full time. I live a lone and I am trying to lower the stress in my life. When I was younger I had a problem with credit cards and it messed up my credit. I am much older and wiser and looking for good people to help me in turn I will return the favor. thank you

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$545.00	Public Records On File:	2
Revolving Line Utilization:	90.80%	Months Since Last Record:	40
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413229	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413229. Member loan 413229 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Novartis pharmaceuticals	Debt-to-income ratio:	9.49%
Length of employment:	3 months	Location:	Randolph, NJ

Home town:
Current & past employers:	Novartis pharmaceuticals
Education:	Hacettepe University Medicine

This borrower member posted the following loan description, which has not been verified:

Dear Sir, Madame, I want to consolidate my depths. Appreciate your help. Regards, Alaaddin

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,108.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413237	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413237. Member loan 413237 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Luminant	Debt-to-income ratio:	6.62%
Length of employment:	15 years	Location:	GRANBURY, TX

Home town:
Current & past employers:	Luminant
Education:

This borrower member posted the following loan description, which has not been verified:

Septic will be installed by licensed personnel

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,104.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413254	$2,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413254. Member loan 413254 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	toolbank	Debt-to-income ratio:	24.39%
Length of employment:	5 years	Location:	ATLANTA, GA

Home town:	montgomery
Current & past employers:	toolbank, ToolBank
Education:	University of Alabama

This borrower member posted the following loan description, which has not been verified:

Thank you for considering me for this loan. I am committed to paying down my debt!

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,430.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413261	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413261. Member loan 413261 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Scott and White Hospital	Debt-to-income ratio:	15.21%
Length of employment:	1 year	Location:	JARRELL, TX

Home town:	Glendale
Current & past employers:	Scott and White Hospital, Older Adult Services, Clinical Social Worker for Parkinson's Patients, Floral Designer
Education:	MSW - California State University-San Bernardino (CSUSB), BA - Psych -Azusa Pacific University, Citrus College, Mt. San Antonio College - Floral Design, Texas A & M University System Health Science Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt and pay for home repairs.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,376.00	Public Records On File:	1
Revolving Line Utilization:	18.90%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413305	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413305. Member loan 413305 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.28%
Length of employment:	1 month	Location:	GARLAND, TX

Home town:	Addis Abeba
Current & past employers:	Bank of America
Education:	Texas A & M University at College Station

This borrower member posted the following loan description, which has not been verified:

I just graduated from Texas A&M University, and have accumulated credit card debt during the years. I am planning on paying back my loan within a 1-2 year period. I plan on paying back the loan with my salary I will be receiving from my new job at Bank of America.I am very reliable , and have paid my credit cards on time for over 5 years. Thanks, Kirubel Getachew

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,245.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413360	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413360. Member loan 413360 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Kernel Investments	Debt-to-income ratio:	7.71%
Length of employment:	2 years	Location:	Irvine, CA

Home town:	Taipei
Current & past employers:	Kernel Investments
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Hi my name is Jennifer. I am an importer of fashion accessories and it???s time to bring in more inventory! I have orders I need to fill by August and not enough money to fund the purchase from the factory. I have excellent credit and experience doing this and I am in need of working capital. I have a good profit margin and solid buyers and I rather use Lending Club than any credit card offer since they like to be tricky. Ask me anything you???d like to know and feel good about investing in a good opportunity.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$133,363.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413392	$9,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413392. Member loan 413392 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wilmington Paper	Debt-to-income ratio:	7.14%
Length of employment:	5 years 7 months	Location:	LINCOLN PARK, NJ

Home town:	Westwood
Current & past employers:	Wilmington Paper, Calvary Temple of Wayne NJ
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks! Iam a very responsible person who always pays her bills & on time.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,928.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413396	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413396. Member loan 413396 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Military	Debt-to-income ratio:	20.79%
Length of employment:	19 years 3 months	Location:	JUNCTION CITY, KS

Home town:	Denver
Current & past employers:	Military
Education:	TUI

This borrower member posted the following loan description, which has not been verified:

I need some plumbing work.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,038.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413428	$4,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413428. Member loan 413428 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,050 / month
Current employer:	n/a	Debt-to-income ratio:	3.62%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	Huntington Beach
Current & past employers:	UCSD International Center, Ebanista, Inc, Genisys Financial
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

To cover educational expenses not covered by the amount allotted by my FAFSA.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	53
Revolving Credit Balance:	$358.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413432	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413432. Member loan 413432 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	University of Texas at Austin	Debt-to-income ratio:	1.13%
Length of employment:	1 year	Location:	AUSTIN, TX

Home town:	Milwaukee
Current & past employers:	University of Texas at Austin
Education:	University of Wisconsin-Eau Claire, The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

My name is Ashley Ritter and I am a graduate student at the University of Texas. While I am a fully funded student (with an income of about 20,000), I am not paid during the summer months. In our current economy I have found it more difficult than expected to find a summer job, and need to make ends meet. I pay all my bills on time and will have ample income starting in the school year to make all my payments without a problem.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$945.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413452	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413452. Member loan 413452 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$25,000 / month
Current employer:	Interactive Data Corporation	Debt-to-income ratio:	1.48%
Length of employment:	9 years	Location:	beechhurst, NY

Home town:	Palermo
Current & past employers:	Interactive Data Corporation
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I am interested in 12 to 18month loan for up to $25,000 to finish up some home improvements. My credit rating is in the high seven hundred range.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$28,367.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413454	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413454. Member loan 413454 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	IBM	Debt-to-income ratio:	9.61%
Length of employment:	10 years 5 months	Location:	Austin, TX

Home town:	New York
Current & past employers:	IBM, Computer Associates (CA)
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

My FICO score Equifax FICO?? score: 751 On June 2, 2009 My Transunion score: 729 On June 2, 2009 MY score is above the average score of U.S. consumers and demonstrates to lenders that you are a very dependable borrower. Based on my scores I am looking for the lowest interest rate possible to borrow $6000.00 for elective surgery. Although I do have the money in savings to pay for my surgery I would like to keep my cash on had. I have 28 years of credit history. I'd like to see what my different options are depending on the length of the loan.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,306.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389561	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389561. Member loan 389561 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Radiant Light Consulting	Debt-to-income ratio:	0.20%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Radiant Light Consulting, Credit Suisse, Merrill Lynch
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

- Use loan to buy a house. - Credit Score: 730 - Job Security: Annual Income approximately $60,000 - Will use $8,000 tax credit to pay back loan

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	9
Revolving Credit Balance:	$131.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408782	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408782. Member loan 408782 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	JC Penney Corp	Debt-to-income ratio:	12.67%
Length of employment:	1 year	Location:	Citrus Heights, CA

Home town:	Sacramento
Current & past employers:	JC Penney Corp, McGraw-Hill
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Hello everyone, This is my first time using Lending Club. I am currently preparing for my wedding which will be in late August. The majority of the expenses are being covered by family -I am looking to obtain a loan for 15k to cover a portion of the wedding as well as consolidate debt already accrued from expenses. In regards to my own background, I have a stable job and have not ever had any late payments or delinquencies on my credit. I make all my payments on time and will continue to do so if provided with this loan. Furthermore, I am also living with and taking care of my parents in their home which is paid off so I do not have a mortgage payment to make. Following our wedding, my fiance and I plan to remain at my parents' home for at least 6-9 months while we save up money to look into buying our own home. This is my financial history: I have two credit cards currently carrying balances of approximately 4300 and 1500 with interest rates of 18% and 13%. Much of this debt has been accrued from wedding expenses (i.e. invitations, bills for catering, etc.). I have been making monthly payments of at least $400 on the higher balance card while I have been paying about $60-80 on the lower balance card. My goal with this loan would be to consolidate my debt into one monthly, low interest payment. Overall, I am good candidate for this loan because I make all my payments, I understand the importance of good credit (looking for a home so I know what big difference minor fluctuations in the credit score can entail). Thank you for your time and God bless.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411549	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411549. Member loan 411549 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Starbucks Coffee	Debt-to-income ratio:	14.66%
Length of employment:	9 months	Location:	POUND RIDGE, NY

Home town:	Chicago
Current & past employers:	Starbucks Coffee
Education:	Kendall College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,212.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413564	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413564. Member loan 413564 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	QVC	Debt-to-income ratio:	10.06%
Length of employment:	9 years	Location:	Newark, DE

Home town:
Current & past employers:	QVC, DuPont
Education:

This borrower member posted the following loan description, which has not been verified:

Applying for loan to cover medical expense.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	36
Revolving Credit Balance:	$9,179.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413628	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413628. Member loan 413628 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Medical Staffing Network	Debt-to-income ratio:	7.55%
Length of employment:	4 years	Location:	Elizabeth, PA

Home town:	Elizabeth
Current & past employers:	Medical Staffing Network, Mercy Hospital of Pittsburgh, Pa
Education:	Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

Would like to pay off high interest credit card debt, approximately 3000 and put glass block windows in my basement

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,245.00	Public Records On File:	1
Revolving Line Utilization:	11.50%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413631	$12,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413631. Member loan 413631 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	NEW YORK POLICE DEPARMENT	Debt-to-income ratio:	22.31%
Length of employment:	2 years 6 months	Location:	new york, NY

Home town:	BRONX
Current & past employers:	NEW YORK POLICE DEPARMENT, NEW YORK PRESBYTERIAN HOSPITAL
Education:	JOHN JAY COLLEGE

This borrower member posted the following loan description, which has not been verified:

DEAR LENDERS, I AM REQUESTING A PERSONAL LOAN FOR THE PURPOSE OF CONSLIDATING MY DEBT. THE REASON WHY I AM TAKING INTEREST TO DO THIS COURSE OF ACTION IS BECAUSE I WANT TO CLEAR UP MY DEBT AND START SAVING AND INVESTING TOWARDS A HOME. BUT DURING MY COURSE OF MY "FINANCIAL CLEAN-UP" I DISCOVERED THAT MY APR RATES ON MY CARDS AND LOANS WILL HINDER ME FROM SAVING CAUSE I INVESTING SO MUCH MONEY TO GET OUT OF THAT DEBT. I DONT HAVE THAT MUCH DEBT BUT THE DEBT I DO HAVE THE APR RATES ARE KILLING. I PLAN TO USE THE MONEY FOR THE HIGHEST INTEREST RATE CREDIT CARD AND LOAN I HAVE. I WILL THEN CLOSE THAT CREDIT CARD AND LOAN OUT. FROM THEN THE MONEY THAT I WOULD HAVE SPENDING ON THE EXTRA FEES I WOULD SAVING THEM IN THE BANK OR PAYING DOWN MY LOAN FASTER. I AM A YOUNG WOMAN WHO BEEN EMPLOYED FOR MANY YEARS AND RECENTLY OF ABOUT THREE YEARS AGO I BEEN EMPLOYED WITH THE CITY; CITY OF NEW YORK WHICH MAY PUT TO THE EASE OF MY INVESTORS THAT THE LOAN WILL BE PAID AND IN A RESPONIBLE WAY. I JUST WANT TO START THE CHAPTER OF FINANCIAL FREEDOM AND HOMEOWERSHIP.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	54
Revolving Credit Balance:	$6,629.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413663	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413663. Member loan 413663 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	indigo delivery services	Debt-to-income ratio:	1.05%
Length of employment:	10 years	Location:	north bergen, NJ

Home town:	santiago
Current & past employers:	indigo delivery services, aztec
Education:	itesa

This borrower member posted the following loan description, which has not been verified:

Hi the reason I'm requesting this money is to consolidate my credit cards at a better rate, in order to become debt free. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,229.00	Public Records On File:	3
Revolving Line Utilization:	30.00%	Months Since Last Record:	25
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413717	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413717. Member loan 413717 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	Holiday Retirement Company	Debt-to-income ratio:	14.37%
Length of employment:	1 year 1 month	Location:	Portland, OR

Home town:	Clatskanie
Current & past employers:	Holiday Retirement Company
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I have about 25,000 in student loans, and about 20,000 in credit card debt that accrued during college. College was tough for me, I had a long commute and worked full time in the process. I need help to consolidate all my credit card bills into one bill that I can pay off as quickly as possible. I can get loans through banks, but never enough to cover all of the balances, they will only approve 5,000 or 10,000, which doesn't help. I have a good solid job with a reputable company as a staff accountant now. Over 1 year with the company now. My credit is good. With current interest rates, my debt is diminishing at the rate of a crawl. Please help me consolidate this mess with a lower rate. Thank you.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	17
Revolving Credit Balance:	$18,653.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413718	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413718. Member loan 413718 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Bass Pools Inc.	Debt-to-income ratio:	3.60%
Length of employment:	3 months	Location:	Jacksonville, FL

Home town:	Huntington
Current & past employers:	Bass Pools Inc., United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I have been a loyal Chase customer for about four years now. I have never missed or even been late making a payment to them. A few months ago I received a notice that my already high interest rate would be getting even higher. I decided I no longer wanted to be part of a system that punishes its good, loyal, hard working customers. I am requesting this loan to pay off my remaining balances and consolidate my debt. If I receive this loan I will continue to make my payments on time and in full as I have been doing with Chase for the past four years. I have steady employment with Bass Pools in Jacksonville Beach, Florida and take my loan repayment responsibilities very seriously. Thank You, Michael A. Patrick

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,155.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413720	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413720. Member loan 413720 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Foley & Lardner LLP	Debt-to-income ratio:	13.79%
Length of employment:	1 year 3 months	Location:	San Diego, CA

Home town:	Mission Viejo
Current & past employers:	Foley & Lardner LLP
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

To Prospective Future Lenders, I am a working post-college graduate working in the legal industry. Like many of my peers, I've accrued some debt while searching for jobs and everyday living expenses. I plan on returning back to school in a year or so and hoping to pay off this debt in full. My job and income is pretty solid, especially in the intellectual property field. Please help me rid my debt and in return earn a healthy profit for you. Thank you. Danny

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,571.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413725	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413725. Member loan 413725 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Mendota Insurance Company	Debt-to-income ratio:	24.47%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:	Waupun
Current & past employers:	Mendota Insurance Company, Macy's Inc.
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I can make no excuse for the amount of credit card debt I have. I simply was not budgeting myself well right out of college, and I did not realize how far into debt I was getting myself into. I now have more income and am more responsible. While I can usually make more than the minimum payments, the interest rates are so high, I barely make a dent in my debt. Without this loan, I will not be debt free for at least 5 years, and my savings will suffer as a result. My debt is spread out over 3 high interest credit cards. If I could consolidate my debt into one payment, it would be much more manageable. I always pay my bills on time, and I now have a working budget, so I am not adding to the debt I have. I am a safe investment for you. Thank you for considering me as a borrower.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,193.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413731	$22,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413731. Member loan 413731 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,721 / month
Current employer:	BRPH Architects and Engineers	Debt-to-income ratio:	12.57%
Length of employment:	4 years 2 months	Location:	Melbourne Beach, FL

Home town:	East Patchogue
Current & past employers:	BRPH Architects and Engineers, Vanderweil Engineers
Education:	Lafayette College, SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I want to consolidate debt and free up money for going back to school. My employer offers tuition reimbursement, but I need money upfront. I've already been accepted in a BS Mechanical Engineering program as a Senior and will start this fall. Thanks.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	23
Revolving Credit Balance:	$17,133.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413783	$6,800	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413783. Member loan 413783 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	Temple University Hospital	Debt-to-income ratio:	1.28%
Length of employment:	n/a	Location:	Philadelphia, PA

Home town:
Current & past employers:	Temple University Hospital
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

Dear Sir, I need a loan to finance a used car through a dealership in Shillington, PA. We went to the dealership, test drove the car and had it checked with a qualified mechanic. Everything seems to be fine, but the financing is an issue. I only have about $1500 in my bank and the car is worth $7800 (after tax and tags). We presently have an old car, but it is insufficient for me and my parents. I am a Health Information Management Student at Temple University, Philadelphia. I work part time for 15 hours/week at Temple University Hospital during regular semester. I had been working full time since my summer vacation started and plan to work full time until college reopens in September. Right now I have trouble commuting from work to home, because I have to take 2 buses and a train to reach my college while my parents manage with the one car. I am capable of paying $250/month towards this car loan. I would be grateful if you could lend me some money, I promise to pay it off within the required time frame with interest.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,658.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413802	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413802. Member loan 413802 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OCHS	Debt-to-income ratio:	18.65%
Length of employment:	5 months	Location:	WESTMINSTER, CA

Home town:	Torrance
Current & past employers:	OCHS, Boeing Company, Enterprise Rent-A-Car
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt. I have about $5,000 in CC debt, $3,000 in Car loan and $5,000 on recent medical bill. Rather shorten my payments by consolidating my higher interest cards Thank you. I have excellent credit, checked my credit score yesterday and it was at 768

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	45
Revolving Credit Balance:	$8,730.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 413818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413818	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413818. Member loan 413818 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	NorthPoint Lending Group, Inc.	Debt-to-income ratio:	7.91%
Length of employment:	19 years	Location:	Glenview, IL

Home town:	Evanston
Current & past employers:	NorthPoint Lending Group, Inc.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Have a few credit cards with rates that have recently been raised by the credit card companies. They are taking advantage of me even though all my payments have been on time. I'm looking to get out of the credit cvards and set up an installment loan of principle and interest to gradually payy off that debt. I have cash reserves which I can use to pay the debt but wish to keep these funds liquid in the event of an emergency. I am a good risk.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,037.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413830	$17,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413830. Member loan 413830 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Arthur Jackson Co	Debt-to-income ratio:	9.35%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	maracaibo
Current & past employers:	Arthur Jackson Co
Education:	Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

I will pay credit cards and auto loan balances.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,412.00	Public Records On File:	1
Revolving Line Utilization:	65.30%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 238 dated June 7, 2009